                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]   Confidential, For Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12

                             WILLIAMS-SONOMA, INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        (1)      Title of each class of securities to which transaction applies:
                 Common Stock, $0.01 par value

        (2)      Aggregate number of securities to which transaction applies:
                 $_________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $_________________

        (4)      Proposed maximum aggregate value of transaction: $_____________

        (5)      Total fee paid:  $_________________

[ ]     Fee paid previously with preliminary materials:

[ ]     Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

        (1)      Amount previously paid:

        (2)      Form, Schedule or Registration Statement no.:

        (3)      Filing Party:

        (4)      Date Filed:

                                      LOGO
  ---------------------------------------------------------------------------
                         W I L L I A M S - S O N O M A
  ---------------------------------------------------------------------------
                              3250 VAN NESS AVENUE
                        SAN FRANCISCO, CALIFORNIA 94109

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE SHAREHOLDERS:

     The Annual Meeting of Shareholders of Williams-Sonoma, Inc., a California corporation (the "Company"), will be held at the Company's offices, 3250 Van Ness Avenue, San Francisco, California 94109, Wednesday, May 23, 2001, commencing at 10:00 a.m. (Pacific Daylight Time) for the following purposes:

     (1) To elect eleven directors to serve until the next annual meeting of shareholders and until their respective successors shall be elected and qualified.

     (2) To approve the Williams-Sonoma, Inc. 2001 Stock Option Plan (the "2001 Stock Option Plan").

     (3) To approve the Williams-Sonoma, Inc. 2001 Incentive Bonus Plan (the "2001 Bonus Plan").

     (4) To ratify the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending February 3, 2002.

     (5) To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on March 27, 2001 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

     The 2001 Stock Option Plan and 2001 Bonus Plan are described in the accompanying Proxy Statement, which you are urged to read carefully. Copies of the 2001 Stock Option Plan and the 2001 Bonus Plan are attached as Appendix A and Appendix B, respectively, to such Proxy Statement. Financial and other information concerning the Company is contained in the enclosed Annual Report for the fiscal year ended January 28, 2001.

     WHETHER YOU PLAN TO ATTEND THE MEETING OR NOT, PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED STAMPED ENVELOPE. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN THOUGH YOU HAVE RETURNED YOUR PROXY CARD.

                                          By Order of the Board of Directors

                                          Nancy J. Himmelfarb
                                          Secretary

San Francisco, California
April 20, 2001

                                PROXY STATEMENT

                             WILLIAMS-SONOMA, INC.
                              3250 VAN NESS AVENUE
                        SAN FRANCISCO, CALIFORNIA 94109

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD ON WEDNESDAY, MAY 23, 2001
                            ------------------------

                              GENERAL INFORMATION

     The proxy statement (the "Proxy Statement") and the enclosed proxy card (the "Proxy Card") are furnished in connection with the solicitation of proxies by the Board of Directors of Williams-Sonoma, Inc., a California corporation (the "Company"), for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), to be held on Wednesday, May 23, 2001, and any adjournment or postponement thereof. The Annual Report to the shareholders of the Company for the fiscal year ended January 28, 2001, including the financial statements of and other information concerning the Company, is also enclosed.

     This Proxy Statement and the accompanying Proxy Card are first being mailed or given to the Company's shareholders on or about April 20, 2001. The address of the principal executive offices of the Company is 3250 Van Ness Avenue, San Francisco, CA 94109.

RECORD DATE; QUORUM

     Only shareholders of record at the close of business on March 27, 2001 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, there were 55,896,265 shares of the Company's common stock (the "Common Stock") outstanding and entitled to vote, held of record by 565 shareholders.

     The presence of holders of a majority of all of the shares of Common Stock entitled to vote at the Annual Meeting, but in no event less than one-third of the voting power, is required to constitute a quorum for the transaction of business at the Annual Meeting. For the purpose of determining whether a quorum is present at the Annual Meeting, shares represented in person or by properly executed proxy, including shares that abstain from voting on any proposal and shares held by brokers that are not voted because the brokers do not have discretionary authority, will be counted.

VOTING; PROXIES

     On any matter submitted to the vote of the shareholders, each holder of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock in his or her name on the books of the Company as of the Record Date, except that shareholders may have cumulative voting rights with respect to the election of directors. Cumulative voting rights entitle each shareholder of record to cast as many votes as are equal to the number of directors to be elected multiplied by the number of votes to which that shareholder's shares are entitled as of the Record Date, which votes may be cast for one nominee or distributed among two or more nominees. For cumulative voting rights to be applicable, a candidate's or candidates' name(s) must have been properly placed in nomination prior to the voting and one or more shareholders must give notice at the Annual Meeting of the intention to cumulate votes prior to the commencement of voting. If any shareholder gives such notice, then every shareholder entitled to vote may cumulate votes for nominees. The eleven (11) nominees receiving the highest number of votes at the Annual Meeting will be elected. If additional persons are properly nominated for election, the proxyholders named in the enclosed Proxy Card will vote the shares covered by such proxies so as to elect the maximum number of nominees listed below as may be elected by cumulative voting (if applicable). In this event, the allocation of votes to specific nominees will be determined by the proxy holders in their discretion.

     All shares of Common Stock that are entitled to vote and are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on such proxies. IF AN EXECUTED PROXY IS RETURNED WITHOUT ANY SPECIFICATIONS AS TO HOW SHARES SHOULD BE VOTED, VOTES WILL BE CAST FOR THE ELECTION OF THE DIRECTORS NAMED IN THIS PROXY STATEMENT, FOR THE APPROVAL OF THE 2001 STOCK OPTION PLAN, FOR THE APPROVAL OF THE 2001 BONUS PLAN AND FOR THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS.

     The Board of Directors does not know of any matters other than those described in the Notice of Annual Meeting that are to come before the Annual Meeting. Since the Company did not receive notice prior to March 7, 2001 of any other matter to come before the Annual Meeting, as to such other matter that may properly come before the Annual Meeting, including any motion made for adjournment of the Annual Meeting, by signing the Proxy Cards, shareholders confer discretionary authority on the proxyholders (who are persons designated by the Board of Directors) to vote all shares covered by the Proxy Cards on any such matter in their discretion.

     Any proxy given pursuant to this solicitation may be revoked by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance in person at the Annual Meeting does not itself revoke an otherwise valid proxy; however, any shareholder who attends such meeting may orally revoke his or her proxy at the Annual Meeting and vote in person.

VOTES REQUIRED; ABSTENTIONS AND BROKER NON-VOTES

     Elections of directors are determined by a plurality of shares of Common Stock represented in person or by proxy and voting at the Annual Meeting. The proposals to approve the 2001 Stock Option Plan and the 2001 Bonus Plan and the proposal to ratify the selection of Deloitte & Touche LLP as independent auditors require approval by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and voting at the Annual Meeting, together with the affirmative vote of the holders of a majority of the required quorum. While abstentions and broker non-votes will have no effect on the outcome of the election of directors, abstentions and broker non-votes can have the effect of preventing approval of the proposals to approve the 2001 Stock Option Plan and the 2001 Bonus Plan and the proposal to ratify the selection of independent auditors where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

SOLICITATION OF PROXIES AND EXPENSES

     All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed will be paid by the Company. Copies of solicitation materials will be furnished to brokers and others holding Common Stock of the Company to forward to their principals, and the Company will reimburse them for reasonable expenses in doing so. The Company expects that some of its officers or employees (none of whom will receive special compensation) will solicit proxies personally and by telephone or other means. In addition, the Company has retained the services of Skinner & Company to assist in the solicitation of proxies at an estimated cost of $5,000.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

     At the Annual Meeting, eleven directors are to be elected to serve until the next annual meeting of shareholders and until the election and qualification of their successors. The eleven nominees receiving the highest number of votes from holders of shares of Common Stock represented and voting at the Annual Meeting will be elected to the Board of Directors. Abstentions and broker non-votes will have no effect on the election of the nominees below. Unless otherwise instructed, the proxyholders will vote the proxies received by them for the eleven nominees named below. If any of the listed nominees is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for such person or persons as the proxyholders may designate. The Board of Directors has no reason to believe that any of the nominees will be unable or decline to serve as a director.

     The Company's Restated Bylaws presently provide for not less than seven nor more than thirteen directors, the exact number of directors following this Annual Meeting having been fixed by the Board of Directors at thirteen. Fewer nominees are named than the number fixed by the Board of Directors due to the death of former director James M. Berry during fiscal year 2000, the March 2001 resignation of Gary G. Friedman, former President, Chief Operating Officer and director of the Company and the April 2001 resignation of former director Nathan Bessin. Mr. Hilpert was appointed as director to fill one of the vacancies on the Board. The proxies cannot be voted for a greater number of persons than the number of nominees named.

     There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he or she has been or will be selected as a director and/or executive officer of the Company. See "-- Information Regarding the Director Nominees of the Company."

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ELECTION OF ALL OF THE NOMINEES LISTED BELOW.

INFORMATION REGARDING THE DIRECTOR NOMINEES OF THE COMPANY

     The following table sets forth information, as of March 27, 2001, with respect to each person nominated for election as a director. All nominees currently serve on the Board of Directors and, with the exception of Richard Robertson and Heather Reisman, who were appointed by the Board in September and November 2000, respectively, and Dale Hilpert, who was appointed by the Board in March 2001, were elected directors at the Annual Meeting of Shareholders held on May 31, 2000. Each nominee has furnished the biographical information set forth below as to his or her principal occupation.

                                                                                      DIRECTOR
       NOMINEE          AGE      POSITION WITH THE COMPANY AND BUSINESS EXPERIENCE     SINCE
       -------          ---      -------------------------------------------------    --------
W. Howard Lester......  65     Chairman of the Company since 1986 and Chief             1979
                               Executive Officer of the Company from 1979 - April
                               2001. Member of the Nominations and Corporate
                               Governance Committee. Director of Harold's Department
                               Stores, Inc.
Charles E. Williams...  85     Founder of the Company and Vice Chairman since 1986.     1973
Adrian D.P. Bellamy...  59     Chairman of the Compensation Committee and member of     1997
                               the Nominations and Corporate Governance Committee.
                               Chairman and Director of The Body Shop Inc. and Gucci
                               Group N.V., Director of The Gap, Inc., The Body Shop
                               International PLC and Reckitt Benckiser PLC and
                               Chairman and CEO of DFS Group Ltd. from 1983 - 1995.
Patrick J. Connolly...  54     Executive Vice President and Chief Marketing Officer     1983
                               of the Company since 2000. Assistant Secretary of the
                               Company since 1983. Executive Vice President, General
                               Manager -- Catalog from 1995 - 2000. Senior Vice
                               President -- Mail Order of the Company from
                               1991 - 1995. Vice President -- Mail Order of the
                               Company from 1979 - 1990.
Dale W. Hilpert.......  58     Chief Executive Officer of the Company since April       2001
                               2001. Chairman and Chief Executive Officer of Venator
                               Group from 2000 - 2001. President and Chief Executive
                               Officer of Venator Group from 1999 - 2000. President
                               and Chief Operating Officer of Venator Group from
                               1995 - 1999. Chairman and Chief Executive Officer of
                               Payless Shoe Source Division of The May Department
                               Stores Company from 1985 - 1995.
Michael R. Lynch......  49     Chairman of the Nominations and Corporate Governance     2000
                               Committee and member of the Compensation Committee.
                               Managing Director of Goldman, Sachs & Co. since 1976.
John E. Martin........  55     Member of the Compensation and Audit Committees.         1994
                               Chairman and Director of Diedrich Coffee and
                               Easyriders, Inc. from 1997 - 2001. Director of The
                               Good Guys, Inc. Chairman and Chief Executive Officer
                               of PepsiCo Casual Restaurants from 1996 - 1997.
                               President and Chief Executive Officer of Taco Bell
                               from 1983 - 1996.
James A. McMahan......  78     Member of the Compensation Committee. Chief Executive    1979
                               Officer of McMahan Furniture Stores from 1947 - 1999.
Edward A. Mueller.....  53     Member of the Nominations and Corporate Governance       1999
                               and Audit Committees. President and Chief Executive
                               Officer of Ameritech since 2000. President of SBC
                               Int'l Operations from 1999 - 2000. President of
                               Pacific Bell from 1997 - 1999. President of
                               Southwestern Bell from 1994 - 1997. Director of
                               TeleDanmark.
Heather M. Reisman....  52     Chief Executive Officer of Chapters, Inc. since          2000
                               February 2001. President and Chief Executive Officer
                               of Indigo Books and Music, Inc. from 1996 - 2001.
Richard T.              55     President of Warner Bros. Domestic Television            2000
  Robertson...........         Distribution since 1989.

COMPENSATION OF DIRECTORS

     The Company's directors do not receive any cash compensation for services provided as members of the Board. Directors (other than employee directors) are awarded nonqualified stock options annually under the Company's 1993 Stock Option Plan and are eligible for future grants under the 2001 Stock Option Plan, which is being submitted for shareholder approval as Proposal 2. Eligible directors are each awarded an option to purchase 13,500 shares of Common Stock upon their initial election to the Board and an option to purchase

10,500 shares of Common Stock each time they are re-elected to the Board. The exercise price of these options is fixed at the fair market value of the Common Stock on the date of the annual meeting at which the directors are elected.

BOARD MEETINGS AND COMMITTEES

     During the fiscal year ended January 28, 2001, the Board of Directors of the Company held a total of six meetings and did not act by unanimous written consent. The Board of Directors has three standing Committees: an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee.

     During the last fiscal year, the Audit Committee of the Board of Directors (the "Audit Committee") held nine meetings. The Audit Committee at the end of such fiscal year was comprised of Messrs. Bessin (Chairman), Martin and Mueller. The Audit Committee's primary responsibilities fall into three broad categories:
(1) to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; (2) to review and appraise the audit efforts of the Company's independent auditors and internal audit department; and (3) to provide an open avenue of communication among the independent auditors, financial and senior management, the Company's internal audit department and the Board of Directors. The Board of Directors has adopted a written Charter for the Audit Committee, attached hereto as Appendix C.

     During the last fiscal year, the Compensation Committee of the Board of Directors (the "Compensation Committee") met four times. The Compensation Committee at the end of such fiscal year was comprised of Messrs. Bellamy (Chairman), Lynch, Martin and McMahan. The Compensation Committee is primarily responsible for officers' compensation matters and for administering the Company's compensation plans, including the 2001 Stock Option Plan and 2001 Bonus Plan that are being submitted to the shareholders for approval.

     The Nominations and Corporate Governance Committee of the Board of Directors (the "Nominations and Corporate Governance Committee") did not meet during the last fiscal year. The Nominations and Corporate Governance Committee at the end of such fiscal year was comprised of Messrs. Lynch (Chairman), Mueller, Bellamy and Lester. The Nominations and Corporate Governance Committee is primarily responsible for determining the qualifications of and selecting director nominees and for setting policies regarding corporate governance responsibilities of the Board and management. The Nominations and Corporate Governance Committee generally considers nominees recommended by the Company's shareholders.

     During the fiscal year ended January 28, 2001, except director Edward Mueller, each incumbent director attended at least 75% of the aggregate of (i) the meetings of the Board of Directors and (ii) the total number of meetings held by all committees upon which such director served (during the periods that such director served).

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Bellamy, Martin and McMahan served on the Compensation Committee from January 31, 2000 to January 28, 2001. Ms. Janet Emerson, former director of the Company, served on the Compensation Committee from January 31, 2000 to May 31, 2000, and Mr. Lynch served on the Compensation Committee from May 31, 2000 to January 28, 2001. None of the current or former members of the Compensation Committee are or were officers or employees or former officers or employees of the Company or its subsidiaries. Mr. McMahan has a material interest in certain transactions with the Company. See "-- Certain Relationships and Related Transactions."

REPORT OF THE AUDIT COMMITTEE

     The following Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C of the Securities

Exchange Act of 1934, as amended (the "Exchange Act"), or the liabilities of
Section 18 of the Exchange Act. The Report shall not be deemed incorporated by reference into any other Company filing under the Exchange Act or the Securities Act of 1933, as amended (the "Securities Act"), except to the extent that the Company specifically incorporates it by reference.

     The Audit Committee assists the Board of Directors in overseeing and monitoring the Company's financial reporting process and the quality of the internal and external audit process. The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended January 28, 2001.

     The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended January 28, 2001 with management. In addition, the Audit Committee has discussed with Deloitte & Touche LLP, the Company's independent auditors, the matters required to be discussed pursuant to Statement on Auditing Standards No. 61 (Communications with Audit Committees), which includes, among other items, the auditors' responsibilities, any significant issues arising during the audit and any other matters relating to the conduct of the audit of the Company's financial statements. The Audit Committee has also received the written disclosures and the letter from Deloitte & Touche LLP regarding its independence from the Company, as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with Deloitte & Touche LLP, its independence from the Company. The Audit Committee also considered whether the provision of services covered in all "All Other Fees" below is compatible with maintaining independence of Deloitte & Touche LLP. On the basis of these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 28, 2001, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE

                                          Nathan Bessin, Chairman
                                          John Martin
                                          Edward Mueller

AUDIT AND RELATED FEES

  Audit Fees

     The aggregate fees billed by Deloitte & Touche LLP for professional services for the audit of the Company's consolidated financial statements for the fiscal year ended January 28, 2001 and reviews of the condensed, consolidated financial statements included in the Company's Quarterly Reports on Forms 10-Q for the fiscal year ended January 28, 2001 were approximately $320,000.

  Financial Information Systems Design and Implementation Fees

     There were no fees billed by Deloitte & Touche LLP to the Company for financial information systems design and implementation for the fiscal year ended January 28, 2001.

  All Other Fees

     The aggregate fees billed to the Company for all other services, such as consultation related to tax planning and compliance, improving business and operational processes and audits of employee benefit plans, rendered by Deloitte & Touche LLP for the fiscal year ended January 28, 2001 were approximately $418,000. The Audit Committee believes that the provision of these services is compatible with maintaining Deloitte & Touche LLP's independence.

                   INFORMATION CONCERNING EXECUTIVE OFFICERS

     Executive officers of the Company are elected by the Board of Directors and serve at the pleasure of the Board, subject to rights, if any, under contracts of employment. Certain information concerning such executive officers is set forth below:

                                                            POSITION WITH THE COMPANY
                NAME                   AGE                   AND BUSINESS EXPERIENCE
                ----                   ---                  -------------------------
W. Howard Lester.....................  65     *
Charles E. Williams..................  85     *
Laura J. Alber.......................  32     Executive Vice President -- Pottery Barn Brand of the
                                              Company, since 2000. Senior Vice President -- Pottery
                                              Barn Catalog and Pottery Barn Kids Retail of the
                                              Company, 1999 - 2000. Divisional Vice
                                              President -- Pottery Barn Catalog of the Company,
                                              1997 - 1999. Director -- Pottery Barn Catalog,
                                              1996 - 1997.
James E. Boike.......................  54     Executive Vice President -- Premium Brands of the
                                              Company, since 2000. Executive Vice
                                              President -- Stores and Operations of the Company,
                                              1997 - 2000. Senior Vice President -- Stores,
                                              1995 - 1997. Vice President -- Stores of the Company,
                                              1994 - 1995. Vice President -- Merchandise Operations
                                              of the Company, 1993 - 1994.
John S. Bronson......................  53     Senior Vice President -- Human Resources of the
                                              Company, since 1999. Executive Vice President of Human
                                              Resources of Pepsi Co., 1979 - 1999.
James A. Brownell....................  43     Senior Vice President -- Chief Information Officer of
                                              the Company since 2001. Vice President of Information
                                              Technology of Toys R Us.com, 2000. Vice President of
                                              Distribution Systems and Supply Chain of The Gap,
                                              Inc., 1979 - 2000.
Patrick J. Connolly..................  54     *
Dale W. Hilpert......................  58     *
Donna H. Isralsky....................  45     Senior Vice President -- Product Supply Chain and
                                              International Operations of the Company since 1999.
                                              Vice President -- Product Supply Chain of the Company,
                                              1996 - 1999. Vice President -- Operations, Production
                                              and Sourcing of Reebok International Ltd.,
                                              1994 - 1996.
Ronald M. Loeb.......................  68     Senior Vice President -- General Counsel of the
                                              Company since 1999. Senior Partner of Irell & Manella,
                                              1959 - 1997.
Sharon L. McCollam...................  38     Senior Vice President -- Chief Financial Officer of
                                              the Company, since 2000. Vice President of Finance of
                                              the Company, 2000. Chief Financial Officer of Dole
                                              Fresh Vegetables, Inc., 1996 - 2000.

---------------
* Biographical information can be found in the table under the section entitled "Information Regarding the Director Nominees of the Company".

EXECUTIVE COMPENSATION

     The following tables set forth the annual and long-term compensation of, and stock options held by, the Company's Chief Executive Officer and its four other most highly compensated executive officers who served as executive officers during the fiscal year ended January 28, 2001 and whose total annual salaries and bonuses exceeded $100,000 during such fiscal year (collectively, the "Named Executive Officers"). None of the Named Executive Officers held stock appreciation rights during the years represented in the tables.

  Summary Compensation Table

                                                                             LONG-TERM
                                                                            COMPENSATION
                                                            ANNUAL             AWARDS
                                                       COMPENSATION(2)       SECURITIES
                                                     --------------------    UNDERLYING       ALL OTHER
       NAME AND PRINCIPAL POSITION         YEAR(1)   SALARY($)   BONUS($)    OPTIONS(#)    COMPENSATION($)
       ---------------------------         -------   ---------   --------   ------------   ---------------
W. Howard Lester.........................   2000      893,796         --      200,000          10,034(3)
  Chairman of the Board of Directors        1999      750,656         --      100,000          12,660
                                            1998      681,362    100,000      100,000          12,234
James E. Boike...........................   2000      375,680         --       50,000           5,784(4)
  Executive Vice President -- Premium       1999      297,842         --       25,000           5,363
  Brands                                    1998      267,538         --       15,000           8,138
John S. Bronson..........................   2000      406,021         --       57,500           7,745(5)
  Senior Vice President -- Human            1999      396,822         --           --           5,336
  Resources
Patrick J. Connolly......................   2000      482,923         --      200,000           9,304(6)
  Executive Vice President, Chief           1999      385,958     75,000       40,000           8,024
  Marketing Officer, Assistant Secretary    1998      315,696     75,000      100,000           9,695
  and Director
Gary G. Friedman(7)......................   2000      662,277         --      700,000           9,374(8)
                                            1999      511,602         --       40,000           7,044
                                            1998      465,539         --      230,000           9,645
J. Duane Weeks(9)........................   2000      412,909         --           --           7,766(10)
                                            1999      249,728    250,000           --           5,003

---------------
 (1) Rows specified "2000," "1999" and "1998" represent fiscal years ended January 28, 2001, January 30, 2000 and January 31, 1999, respectively.

 (2) While the Named Executive Officers enjoy certain perquisites, the aggregate value of such perquisites for the fiscal years shown did not exceed or equal the lesser of $50,000 or 10% of each such officer's salary and bonus for the applicable fiscal year.

 (3) Comprised of (i) premiums in the amount of $2,772 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $7,262 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

 (4) Comprised of (i) premiums in the amount of $966 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $4,818 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

 (5) Comprised of (i) premiums in the amount of $945 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $6,800 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

 (6) Comprised of (i) premiums in the amount of $966 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $8,338 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

 (7) Mr. Friedman was President, Chief Operating Officer and Director until March 2001.

 (8) Comprised of (i) premiums in the amount of $420 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $8,954 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

 (9) Mr. Weeks was Senior Vice President of Supply Chain until November 2000. He is included in this table because he would have been among the four most highly compensated executive officers had he been an executive officer on January 28, 2001.

(10) Comprised of (i) premiums in the amount of $966 paid by the Company for term life insurance in excess of $50,000 and (ii) the Company's matching contribution of $6,800 under the Company's Associate Stock Incentive Plan, which amounts are subject to vesting.

  Option Grants in Last Fiscal Year

     The following table sets forth the information noted for all grants of stock options made to the Named Executive Officers during the fiscal year ended January 28, 2001:

                                                 INDIVIDUAL GRANTS                         POTENTIAL REALIZABLE
                              --------------------------------------------------------   VALUE AT ASSUMED ANNUAL
                               NUMBER OF     PERCENTAGE OF                                 RATES OF STOCK PRICE
                              SECURITIES     TOTAL OPTIONS                               APPRECIATION FOR OPTION
                              UNDERLYING      GRANTED TO      EXERCISE OR                          TERM
                                OPTIONS      EMPLOYEES IN     BASE PRICE    EXPIRATION   ------------------------
            NAME              GRANTED(#)    FISCAL YEAR(%)      ($/SH)         DATE        5%($)        10%($)
            ----              -----------   ---------------   -----------   ----------   ----------   -----------
W. Howard Lester............    150,000           4.85           18.94        3/7/10     1,786,454     4,527,225
                                 50,000           1.62           30.88       4/25/10       970,856     2,460,340
James E. Boike..............     50,000           1.62           18.94        3/7/10       595,485     1,509,075
John S. Bronson.............     40,000           1.29           18.94        3/7/10       476,388     1,207,260
                                 17,500            .57           30.88       4/25/10       339,800       861,119
Patrick J. Connolly.........     40,000           1.29           18.94        3/7/10       476,388     1,207,260
                                160,000           5.18           30.88       4/25/10     3,106,739     7,873,088
Gary G. Friedman............     50,000           1.62           18.94        3/7/10       595,485     1,509,075
                                150,000           4.85           30.88       4/25/10     2,912,568     7,381,020
                                500,000          16.17           26.44       1/24/11     8,313,358    21,067,682
J. Duane Weeks..............          0              0               0             0             0             0

  Aggregate Option Exercises in the Last Fiscal Year and Fiscal Year-End Option Value

     The following table sets forth information with respect to the exercise of stock options during the fiscal year ended January 28, 2001 and the fiscal year-end value of unexercised options held by the Named Executive Officers:

                                                               NUMBER OF SECURITIES
                                                              UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                                                                 OPTIONS AT FISCAL           MONEY OPTIONS AT FISCAL
                                                                    YEAR-END(#)                  YEAR-END($)(2)
                           OPTIONS             VALUE        ---------------------------   -----------------------------
        NAME           EXERCISED(#)(1)    REALIZED($)(1)    EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
        ----           ----------------   ---------------   -----------   -------------   ------------   --------------
W. Howard Lester.....            0           $      0         686,500        448,000      $11,423,527      $2,600,739
James E. Boike.......       24,000            673,702               0         95,000                0         602,705
John S. Bronson......            0                  0          40,000        217,500                0         260,020
Patrick J.
  Connolly...........            0                  0         105,250        310,000        1,138,196         852,344
Gary G. Friedman.....            0                  0         494,150        950,000        6,585,125       2,040,319
J. Duane Weeks.......            0                  0          20,000              0                0               0

---------------
(1) Figures have been adjusted to reflect stock splits.

(2) Represents the difference between the closing market price of the Company's common stock on January 28, 2001 ($25.44 per share) and the exercise price of the options.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL
ARRANGEMENTS

     The Company does not have employment contracts with any of its Named Executive Officers, nor does it have any compensatory plan or arrangement with any Named Executive Officer which will result from the resignation, retirement or any other termination of such person's employment or from a change-in-control of the Company.

  Mr. Hilpert's Employment with the Company

     The Company entered into an Employment Agreement (the "Hilpert Agreement") with Mr. Dale W. Hilpert, effective as of February 5, 2001. The principal terms of the Hilpert Agreement are set forth below.

     The Hilpert Agreement provides that Mr. Hilpert will serve as the Chief Executive Officer of the Company and as a director. Pursuant to the agreement, Mr. Hilpert's employment is for a term of five years, commencing on April 2, 2001, and he will receive an annual base salary of $950,000, subject to future increases, plus a miscellaneous allowance of $25,000 per year. The Hilpert Agreement also provides for a $20,000 starting bonus, reimbursement of specified relocation costs, plus reimbursement of Mr. Hilpert's legal fees (capped at $15,000) in connection with the negotiation of the Hilpert Agreement. In addition, Mr. Hilpert will participate in all incentive plans, fringe benefits and perquisites received by the Company's senior executives.

     The Hilpert Agreement also provides for a stock option grant to Mr. Hilpert, covering an aggregate of 500,000 shares of the Company's Common Stock at a price per share equal to the fair market value on the grant date, exercisable on the same basis as stock options granted to other senior executives. As additional long-term incentive, the Company agreed in the Hilpert Agreement to grant to Mr. Hilpert 250,000 restricted shares of the Company's Common Stock, tied to specific performance objectives determined by the Compensation Committee pursuant to the 2001 Bonus Plan, and subject to forfeiture under certain circumstances prior to March 31, 2004.

     On Mr. Hilpert's death or disability, his restricted stock will become vested, his stock options will become fully exercisable, and he (or his estate or beneficiaries in the event of his death) will be entitled to receive, for the period up to the date of his death or disability, any unpaid base salary, any declared but unpaid bonuses, any declared but unpaid amounts due under any incentive plan, and any accrued vacation pay and other amounts under any employee benefit or fringe benefit plan.

     If the Company terminates Mr. Hilpert's employment without "cause," or if Mr. Hilpert terminates his employment with the Company for "good reason" (as defined in the Hilpert Agreement), he will be entitled to receive the compensation and benefits that would have been payable if he had died on the date of his termination as described above, plus continuation of his base salary and health insurance coverage for a period of time, without mitigation, as stated in the Hilpert Agreement. Also, Mr. Hilpert's stock options will become exercisable, and his restricted stock will become vested under such circumstances.

     In the event of a "change in control" (as defined in the Hilpert Agreement), Mr. Hilpert's stock options will become exercisable and his restricted stock will become vested. Also, Mr. Hilpert will have the right to terminate his employment by written notice to the Company within the 30-day period following the date which is three months after the change in control. Upon the giving of such notice, or in the event the Company terminates Mr. Hilpert's employment without cause or Mr. Hilpert terminates his employment for good reason during the two-year period after the change in control, the Company will pay to Mr. Hilpert a lump sum equal to the amounts Mr. Hilpert would have received if he had terminated his employment for good reason in the absence of a change in control. Such lump sum will be paid without discount for the time value of money. If such lump sum is less than three times the sum of Mr. Hilpert's base salary in effect immediately before the change in control and Mr. Hilpert's bonus target in the year of his termination of employment, the Company will make a further lump sum cash payment to Mr. Hilpert of the difference. Furthermore, if Mr. Hilpert becomes subject to the excise tax of Section 4999 of the Code as a result of payments made which are related to a change in control, the Company will "gross up" Mr. Hilpert for the excise tax so that he will be placed in the same after-tax position as he would have been in if no excise tax were due.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The following Report of the Compensation Committee covering the Company's fiscal year ended January 28, 2001 and shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C of the Exchange Act, or the liabilities of
Section 18 of the Exchange Act. The Report shall not be deemed incorporated by reference into any other

Company filing under the Exchange Act or the Securities Act except to the extent that the Company specifically incorporates it by reference.

  General

     The Compensation Committee is responsible for setting the Company's policy on executive compensation, making recommendations to the Board regarding compensation paid to executive officers of the Company, including the Named Executive Officers, and providing assistance and recommendations with respect to compensation plans. The Compensation Committee is comprised of the directors named below, none of whom has ever served as an officer of the Company.

  Philosophy on Executive Compensation

     The Compensation Committee believes that officers and other key employees should have a significant stake in the Company's stock price performance under compensation programs that link executive compensation to shareholder value. For this reason, the Company's executive compensation programs are designed to enable the Company to attract, retain, motivate and reward highly qualified executives while maintaining strong and direct links between executive pay, individual performance, the Company's financial performance and shareholder returns.

     In establishing and evaluating the Company's executive compensation programs, the Compensation Committee focuses on the competitiveness of the Company's compensation programs. The compensation practices of many different companies, both within and outside the retail industry, are relevant to the analysis. Specifically, the Compensation Committee considers both pay practices at retailers of comparable size who are part of the Center for Research in Security Prices ("CRSP") Index for NASDAQ Retail Trade Stocks, one of the indices used in the Performance Graph, as well as pay practices at other companies considered comparable based on the industry, revenues and other factors (together, the "Comparable Companies") when assessing the competitiveness of the Company's compensation programs. In addition, the Compensation Committee utilizes an independent executive compensation advisor for information on competitive compensation levels.

  Implementation of Philosophy

     The Compensation Committee considers three major elements in its compensation program -- base salary, annual incentive opportunities, and long term incentives.

  Base Salary

     Base salaries are generally positioned competitively with the third quartile (i.e., top 50 - 75%) of Comparable Companies, and adjusted for individual performance and contributions to the Company's success. The Compensation Committee reviews the salaries of the Company's executive officers, including the Named Executive Officers, on an annual basis. For the Company's fiscal year 2000, this review occurred in March 2000. Based on the Company's performance in fiscal year 2000, base salary increases were granted to the Named Executive Officers in fiscal year 2000, as follows:

                                                   FROM         TO
                                                 --------    --------
Mr. Lester.....................................  $750,000    $900,000
Mr. Boike......................................  $300,000    $400,000
Mr. Bronson....................................  $400,000    $400,000*
Mr. Connolly...................................  $400,000    $500,000
Mr. Friedman...................................  $520,000    $700,000
Mr. Weeks......................................  $400,000    $400,000*

---------------
* no increase

  Annual Incentives

     The second component of the Company's executive compensation program is annual incentives in the form of cash bonuses, which promote outstanding performance by rewarding participants for extraordinary annual results. The cash bonuses are paid only when the Company achieves a target corporate earnings objective as established by the Compensation Committee in the first quarter of each fiscal year. Actual bonus payments are based upon the Company's performance against pre-established goals, as well as individual performance.

     Key performance criteria for evaluating the Company and individual performance include business and financial objectives, people and organizational goals, and other relevant factors as determined by the Compensation Committee, with input from senior management. These criteria are weighted each year based upon current priorities and may be changed from year to year. In the first quarter of each fiscal year, a performance review report is presented to the Compensation Committee that summarizes management's view regarding whether, and to what extent, the key performance criteria were attained. The performance review report also discusses any other significant but unforeseen factors that positively or negatively affected the Company's performance.

     The Compensation Committee verifies the Company's actual earnings for each performance period, reviews management's recommendation for the resulting aggregate bonus awards and approves the aggregate amount. Generally, the Compensation Committee also reviews the individual recommendations for the Company's executive officers, and the CEO approves the recommendations for all other participants. Based on the Company's performance in fiscal year 2000, bonus awards were not granted to any of the Named Executive Officers.

  Long-Term Incentive Compensation

     The third component of the Company's executive compensation program, long-term incentive compensation, is designed to tie executive performance directly to the creation of shareholder wealth. This component consists of stock option grants provided on an annual basis through the Company's stock option plans.

     Under the Company's existing stock option plans, and the 2001 Stock Option Plan being presented to the shareholders for approval under Proposal 2, stock options are granted with an exercise price equal to the fair market value of the Company's Common Stock on the date of grant and generally vest annually over five years. This approach is intended to motivate executive officers and other employees of the Company to increase shareholder value over the long term. The Compensation Committee believes that stock options granted to the Company's executive officers, including the Named Executive Officers, reflect competitive practices of Comparable Companies and their assessment of the individual contributions. During fiscal year 2000, stock option awards were granted to the Named Executive Officers, as follows:

Mr. Lester...........................................  200,000 options
Mr. Boike............................................   50,000 options
Mr. Bronson..........................................   57,500 options
Mr. Connolly.........................................  200,000 options
Mr. Friedman.........................................  700,000 options
Mr. Weeks............................................        0 options

     It is the Company's policy not to reprice stock options held by executive officers or other Company employees, in the event that the fair market value of the Common Stock falls below the exercise price of the stock options.

  Chief Executive Officer Compensation

     As part of an annual process, the Compensation Committee applies the executive compensation philosophy to the total compensation packages of the CEO and the other executive officers. During the period

April 12, 1999 to April 9, 2000, the base salary for Howard Lester, then CEO of the Company, was $750,000. Mr. Lester's base salary was increased to $900,000, effective April 10, 2000, in order to bring his total compensation to a level that the Compensation Committee believes is competitive with third quartile rates for chief executive officers of Comparable Companies. Based on the Company's performance during fiscal year 2000, Mr. Lester did not receive an annual cash bonus.

     As noted above, in fiscal year 2000, Mr. Lester received a long-term incentive award consisting of stock option grants to acquire an aggregate of 200,000 shares, at market value on the date of grant. The stock options have a ten-year term and are 20% vested on the date of grant with 20% vesting on each anniversary of the date of grant for four years.

  Compliance with Internal Revenue Code Section 162(m)

     Section 162(m) of the Internal Revenue Code could, depending on future compensation levels, result in limits on the Company's ability to deduct compensation in excess of $1,000,000 paid to certain executive officers. Exceptions to this deductibility limit may be made for various forms of "performance-based" compensation. Based on 2000 compensation levels, no such limits on the deductibility of compensation applied for any officer of the Company. The Company has not adopted a policy specifically prohibiting compensation at a level that would limit deductions. While the Compensation Committee cannot predict how the deductibility limit may impact the Company's compensation program in future years, the Compensation Committee intends to maintain an approach to executive compensation that strongly links pay to performance. Based on this approach and with the intent of preserving the deductibility of executive compensation, the Compensation Committee recommended, and the Board of Directors approved, the 2001 Stock Option Plan and the 2001 Bonus Plan which are being submitted to the shareholders for approval.

                                          COMPENSATION COMMITTEE

                                          Adrian Bellamy, Chairman
                                          Michael Lynch
                                          John Martin
                                          James McMahan

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return for the Company's common stock with those for the Center for Research in Security Prices ("CRSP") Index for the New York Stock Exchange and the CRSP Index for the NASDAQ Retail Trade Stocks, the Company's peer index group. The Company's peer group includes over 150 companies. The Cumulative Total Return listed below assumed an initial investment of $100 and reinvestment of dividends.

        COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS OF THE COMPANY,
           CRSP* INDEX FOR THE NYSE STOCK MARKET (U.S. COMPANIES) AND
                   CRSP INDEX FOR NASDAQ RETAIL TRADE STOCKS

                              [PERFORMANCE GRAPH]

              --------------------------------------------------------------------------------
                                     1/28/96   2/2/97    2/1/98    1/31/99   1/30/00   1/28/01
              --------------------------------------------------------------------------------
               Williams-Sonoma,
                Inc.                  100.0     204.0     274.6     447.6     406.5     328.2
               NYSE Stock Market      100.0     126.1     159.6     193.4     197.8     218.6
               NASDAQ Retail Trade    100.0     125.2     146.1     179.1     143.5     105.1
              --------------------------------------------------------------------------------

     The above graph shows historical stock price performance (including reinvestment of dividends) and is not necessarily indicative of future performance.

NOTES:

     A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.

     B. The indexes are reweighted daily, using the market capitalization on the previous trading day.

     C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.

     D. The index level for all series was set to $100.00 on 1/28/96.
---------------
* Center for Research in Security Prices, The University of Chicago, Graduate School of Business.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Two of the Company's distribution facilities are leased from two partnerships whose partners include a director and a director/former executive officer, both of whom are significant shareholders of the Company.

     First, the Company leases a distribution facility from a partnership comprised of W. Howard Lester, Chairman, former Chief Executive Officer and significant shareholder of the Company, and James A. McMahan, a director and significant shareholder of the Company. The partnership financed the construction of the distribution facility through the sale of $6,300,000 and $2,900,000 principal amount of industrial development bonds due 2008 and 2010, respectively. The initial lease term expires in June 2004. Rental payments under the lease consist of the basic annual rent of $618,000, plus interest on the bonds (a floating rate equal to 55% of the prime rate of a designated bank), applicable taxes, insurance and maintenance expenses.

     The Company also has an agreement to lease another distribution facility from a second partnership that includes Messrs. Lester and McMahan. The partnership financed the distribution facility through the sale of $20,375,000 principal amount of industrial development bonds due 2015. The lease has an initial, non-cancelable term of 15 years ending in July 2006, with three optional five-year renewals; provided, however, that if an option is not exercised at any time when the original bonds issued to construct the distribution facility and its expansion remain outstanding, the lease is automatically extended for additional one (1) year terms until the original bonds are paid. Rentals (including interest on the bonds, sinking fund payments and fees) for the primary term are payable at an average rate of $2,700,000 per year plus applicable taxes, insurance and maintenance expenses.

     After the option periods, the Company is obligated to renew each lease annually so long as the bonds which financed the specific projects remain outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on its review of the copies of reports received by the Company during or with respect to the fiscal year ended January 28, 2001, pursuant to Rule 16a-3(e) under the Securities and Exchange Act, and/or written representations from reporting persons thereunder, the Company believes that all reports required to be filed by the Company's directors, officers and 10% shareholders during or with respect to the fiscal year ended January 28, 2001 were filed on a timely basis, except that Ms. Isralsky failed to file on a timely basis one Form 4 which reported one acquisition and one sale of Common Stock, and Messrs. Robertson and Brownell and Ms. Reisman each failed to file on a timely basis one Form 3 with respect to beneficial ownership of Common Stock.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth information as to the beneficial ownership of the Common Stock, as of March 27, 2001, by (a) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock, (b) each director and nominee for director, (c) each Named Executive Officer and (d) all current executive officers and directors as a group. Unless otherwise noted, the persons listed below have sole voting and investment power. Each Director and Executive Officer has furnished the information as to his or her beneficial ownership of Common Stock as of March 27, 2001.

                                                                      AMOUNT AND NATURE OF   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER      POSITION WITH COMPANY       BENEFICIAL OWNERSHIP    CLASS(1)
------------------------------------      ---------------------       --------------------   ----------
James A. McMahan....................             Director                   5,696,200(2)        10.2%
  2237 Colby Avenue
  Los Angeles, CA 90064
Capital Group International, Inc.                                                    (3)            %
  and Capital GuardianTrust                         --                      5,212,670            9.3
  Company...........................
  11100 Santa Monica Boulevard 15th
  Floor
  Los Angeles, CA 90025-3384

                                                                      AMOUNT AND NATURE OF   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER      POSITION WITH COMPANY       BENEFICIAL OWNERSHIP    CLASS(1)
------------------------------------      ---------------------       --------------------   ----------
W. Howard Lester....................           Chairman(4)                  5,159,790(4)         9.1%
  c/o Williams-Sonoma, Inc.
  3250 Van Ness Avenue
  San Francisco, CA 94109
Putnam Investment Management, Inc.                                                   (5)            %
  and The Putnam Advisory Co........                --                      3,381,735            6.1
  One Post Office Square
  Boston, MA 02109
Patrick J. Connolly.................    Executive Vice President,             564,730(6)         1.0%
  c/o Williams-Sonoma, Inc.              Chief Marketing Officer,
  3250 Van Ness Avenue                   Assistant Secretary and
  San Francisco, CA 94109                        Director
Charles E. Williams.................           Founder and                    546,000            1.0%
  c/o Williams-Sonoma, Inc.                   Vice Chairman
  3250 Van Ness Avenue
  San Francisco, CA 94109
Gary G. Friedman....................               (7)                        535,750(7)           *
  c/o Restoration Hardware, Inc.
  15 Koch Road
  Corte Madera, CA 94925
John E. Martin......................             Director                     256,500(8)           *
  c/o Diedrich Coffee
  567 San Nicolas Drive, Suite 400
  Newport Beach, CA 92660
John S. Bronson.....................     Senior Vice President --             112,610(9)           *
  c/o Williams-Sonoma, Inc.                  Human Resources
  3250 Van Ness Avenue
  San Francisco, CA 94109
Nathan Bessin.......................           Director(10)                    96,150(10)          *
  c/o J. Arthur Greenfield
  924 Westwood Boulevard, 10th Floor
  Los Angeles, CA 90024
Adrian D.P. Bellamy.................             Director                      55,284(11)          *
  233 West Santa Inez Avenue
  Hillsborough, CA 94010
James E. Boike......................   Executive Vice President --             29,000(12)          *
  c/o Williams-Sonoma, Inc.                   Premium Brands
  3250 Van Ness Avenue
  San Francisco, CA 94109
Edward A. Mueller...................             Director                      14,999(13)          *
  c/o Ameritech
  225 W. Randolph
  Chicago, IL 60606
Michael R. Lynch....................             Director                          --             --
  c/o Goldman, Sachs & Co.
  85 Broad Street, 16th Floor
  New York, NY 10004
Heather M. Reisman..................             Director                          --             --
  c/o Chapters, Inc.
  90 Ronson Drive
  Etobicoke, Ontario
  M9W1C1 Canada
Richard T. Robertson................             Director                          --             --
  c/o Warner Brothers
  4000 Warner Boulevard, Bldg 118,
  Suite 4008
  Burbank, CA 91522

                                                                      AMOUNT AND NATURE OF   PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER      POSITION WITH COMPANY       BENEFICIAL OWNERSHIP    CLASS(1)
------------------------------------      ---------------------       --------------------   ----------
Dale W. Hilpert.....................               (14)                            --             --
  c/o Williams-Sonoma, Inc.
  3250 Van Ness Avenue
  San Francisco, CA 94109
J. Duane Weeks......................               (15)                            --             --
  c/o Exemplary
  10001 North De Anza Boulevard,
  Suite 300
  Cupertino, CA 95014
All current Executive Officers and                                                   (16)           %
  Directors as a Group (18                          --                     12,623,723           22.0
  persons)..........................

---------------
  *  Less than 1%.
 (1) Assumes exercise of stock options beneficially owned by the named individual or entity into shares of the Company's common stock. Based on 55,896,265 shares outstanding as of March 27, 2001.
 (2) Includes 85,500 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.
 (3) The information above and in this footnote is based on share information taken from the Schedule 13G of Capital Group International, Inc. and Capital Guardian Trust Company filed February 12, 2001. Capital Guardian Trust Company, a bank, and Capital Group International, Inc., its parent company, have sole dispositive power of 4,095,670 and 5,212,670 shares of Common Stock, respectively. Capital Group International, Inc. has no investment or voting power.
 (4) Includes 814,500 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days. Does not include 981,546 shares owned by a trust established by Mr. Lester for the benefit of his children, in which shares Mr. Lester disclaims any beneficial interest. Mr. Lester was Chief Executive Officer until April 2001.
 (5) The information above and in this footnote is based on share information taken from the Schedule 13G of Putnam Investment Management, Inc. and Putnam Investments, Inc. filed February 18, 2000. Putnam Investment Management, Inc., a registered investment adviser, and Putnam Investments, Inc., its parent company, have shared dispositive power (but no voting power) over 3,381,735 shares of Common Stock.
 (6) Includes 171,250 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days. Does not include 5,238 shares owned by a trust established for the benefit of Mr. Connolly's children, in which shares Mr. Connolly disclaims any beneficial interest.
 (7) Includes 535,750 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days. Mr. Friedman was President, Chief Operating Officer and Director until March 2001.
 (8) Includes 76,500 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.
 (9) Includes 91,500 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.
(10) Includes 85,500 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days. Mr. Bessin was Director until April 2001.
(11) Includes 45,000 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.
(12) Includes 29,000 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.
(13) Includes 14,999 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.
(14) Mr. Hilpert is a nominee for Director. He became Chief Executive Officer and Director in April 2001.
(15) Mr. Weeks was Senior Vice President of Supply Chain until November 2000.
(16) Includes 1,499,209 shares subject to nonqualified stock options, which are currently exercisable or exercisable within 60 days.

                                   PROPOSAL 2

                     APPROVAL OF THE 2001 STOCK OPTION PLAN

     The shareholders of the Company are being asked to approve the 2001 Stock Option Plan. The Board of Directors has unanimously approved and adopted the 2001 Stock Option Plan, subject to shareholder approval at the Annual Meeting.

PURPOSE OF THE PLAN

     The Company's 1993 Stock Option Plan, by its terms, allows for the issuance of not more than 8,500,000 shares, and only 1,067,329 shares of those 8,500,000 shares authorized to be issued under the 1993 Stock Option Plan remain available for future grants to key employees and directors. The Company's 2000 Nonqualified Stock Option Plan, by its terms, does not authorize grants to any member of the Board of Directors or any of the Company's "Officers", which is defined in that plan to include the Company's chief executive officer, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function or any other person who performs similar policy-making functions for the Company, including any officer of a subsidiary of the Company who performs such functions for the Company.

     The Board of Directors believes that the authorization of additional shares and the ability to issue both incentive and nonqualified stock options will substantially assist the Company in continuing to attract and retain key employees and nonemployee directors. The Company believes that, over the years, its stock option plans have made a significant contribution to the ability of the Company to attract and retain highly competent individuals on whose judgment, initiative, leadership and continued efforts the growth and profitability of the Company depend. In addition, the Board of Directors believes that the 2001 Stock Option Plan will secure for the Company and its shareholders the benefits arising from stock ownership by selected executives and other key employees of the Company, and directors of the Company.

REQUIRED VOTE

     Affirmative votes representing a majority of shares of the Common Stock present in person or represented by proxy at the Annual Meeting and voting on this proposal, together with the affirmative vote of the holders of a majority of the required quorum, will be required to approve this proposal. Abstentions and broker non-votes can have the effect of preventing approval of this proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. Furthermore, because the directors benefit from the 2001 Stock Option Plan, under Section 310 of the California General Corporation Law, the person asserting the validity of the grant of an option under the 2001 Stock Option Plan to a director would have the burden of proving that such grant was just and reasonable as to the Company at the time that the grant was authorized, approved or ratified, unless the 2001 Stock Option Plan is approved by the shareholders holding a majority of shares present, or represented, and voting at the Annual Meeting, together with a majority of the required quorum, with the shares owned by the directors not being entitled to vote thereon.

DESCRIPTION OF THE 2001 STOCK OPTION PLAN

     The following paragraphs provide a summary of the principal features of the 2001 Stock Option Plan and its operation. The summary description is qualified in its entirety by reference to the full text of the 2001 Stock Option Plan itself, as set forth in Exhibit A to this Proxy Statement.

     Shares Subject to the 2001 Stock Option Plan. Assuming approval of the 2001 Stock Option Plan, up to an aggregate of 2,500,000 shares of Common Stock may be awarded or issued upon the exercise of all options granted under the 2001 Stock Option Plan. If any option granted under the 2001 Stock Option Plan shall expire or become unexercisable in full for any reason, the unpurchased shares subject to such option may thereafter be available for future grants under the 2001 Stock Option Plan. If, however, the Company reacquires shares which were issued pursuant to the exercise of an option, those reacquired shares will not be available for future grant under the 2001 Stock Option Plan. The 2001 Stock Option Plan provides for appropriate adjustment of shares available under the 2001 Stock Option Plan in the event of any change in the number or kind of outstanding shares or securities of the Company resulting from a reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction.

     Types of Options. Two types of options may be awarded under the 2001 Stock Option Plan: (i) options intended to qualify as incentive stock options under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations promulgated thereunder, and (ii) nonqualified stock options, which are not intended to so qualify.

     Administration. The 2001 Stock Option Plan shall be administered by a committee of the Board of Directors (the "Administrator") consisting of two or more directors of the Company who are both (a) "non-employee directors" within the meaning of Rule 16b-3 of the Exchange Act, and (b) "outside directors" within the meaning of Section 162(m) of the Code. The Administrator has extremely wide discretion and power in interpreting and operating the 2001 Stock Option Plan and in determining the terms of individual options. The Administrator has the authority, among other things, (i) to construe and interpret the 2001 Stock Option Plan; (ii) to prescribe, amend and rescind rules and regulations relating to the administration of the 2001 Stock Option Plan;
(iii) to determine the individuals to whom and the time or times at which options shall be granted, whether such options will be incentive stock options or nonqualified stock options, the number of shares to be subject to each option, the exercise price of each option, the time or times when each option may be exercised and the duration of each option; (iv) to accelerate the vesting or exercisability of an option; (v) to determine the terms and restrictions applicable to the options; and (vi) to make all other determinations it considers necessary or advisable for administering the 2001 Stock Option Plan.

     Eligibility and Participation. All members of the Board of Directors and all employees of the Company or any parent or subsidiary corporation ("employees") are eligible for selection to participate in the 2001 Stock Option Plan. Approximately 11 directors and 600 employees would currently be eligible to participate under the 2001 Stock Option Plan. Incentive stock options may only be granted to employees. An individual who has been granted an option may, if such individual is otherwise eligible, be granted an additional option or options if the Administrator shall so determine. No participant may receive grants of options with respect to more than 1,000,000 shares of Common Stock (subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, or similar transaction) during any fiscal year of the Company or portion thereof. If an option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated option continue to be counted against the maximum number of shares for which options may be granted to a participant during a fiscal year of the Company or portion thereof.

     Duration of the Options. The term of each option will be stated in the option agreement between the Company and the optionee; provided, however, that in no event may the term be more than ten years from the date of grant. In addition, in the case of an incentive stock option granted to an optionee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of capital stock of the Company or any parent or subsidiary corporation, the term of the incentive stock option will be five years from the date of grant or any shorter term specified in the option agreement.

     Duration and Amendment of the 2001 Stock Option Plan. The 2001 Stock Option Plan shall remain in effect until ten years from the date of its adoption by the Board of Directors or until it is terminated by the Board of Directors, whichever shall come first. The Board of Directors may amend, alter or suspend or terminate the 2001 Stock Option Plan at any time; provided that the Company will obtain shareholder approval of any amendment that increases the maximum shares available for grant under the 2001 Stock Option Plan or to the extent necessary and desirable to comply with the Code or other applicable laws. No amendment, alteration, suspension or termination of the 2001 Stock Option Plan will impair the rights of an optionee, unless mutually agreed otherwise in writing between the optionee and the Administrator.

     Exercise Price; Exercisability of Options. In the case of incentive stock options, the exercise price is determined by the Administrator but must be at least equal to the fair market value of the stock on the date the option is granted. In addition, grants of incentive stock options to employees owning over 10% of the voting stock of the Company must be at an exercise price of not less than 110% of the fair market value of the stock on the date the option is granted. The exercise price of a nonqualified stock option is determined by the Administrator. The Administrator shall determine when and under what conditions any option shall become exercisable. However, the aggregate fair market value of shares of Common Stock (determined at the date of grant) for which incentive stock options (whenever granted) are exercisable for the first time by a participant during any calendar year shall not exceed $100,000; any options in excess of this limit shall be treated as nonqualified stock options. The purchase price of shares on the exercise of an option shall be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the approval of the Administrator, by the delivery of shares of Common Stock already owned by the participant for at least six months, by the participant's promissory note, through a "broker's" exercise involving the immediate sale or pledge of shares with a value sufficient to pay the exercise price, or by any other method permitted by applicable law.

     Basic Terms. Options granted under the 2001 Stock Option Plan may only be exercised by the optionee and are nontransferable, except by will or the laws of descent and distribution or, in the case of nonqualified stock options and if the Administrator so authorizes, pursuant to a domestic relations order (as defined in the Code) or to one or more family members of the optionee or a trust for their benefit. At the time an option is granted, the Administrator will fix the period within which the option may be exercised and will determine any conditions which must be satisfied before the option may be exercised. If an optionee holds exercisable options on the date his or her continuous status as an employee or director terminates as specified in the 2001 Stock Option Plan, the optionee may exercise those options until their expiration as set forth in the option agreement (which, in the case of incentive stock options, shall not be later than 90 days after termination). If termination is due to the optionee's death or disability, however, then all exercisable options, including incentive stock options, are exercisable until their expiration as set forth in the option agreement, but incentive stock options exercised more than one year after death or disability will cease to be incentive stock options. If the optionee does not exercise an option within the time specified above after termination, that option will expire and the shares covered by it will revert to the 2001 Stock Option Plan. If an optionee is terminated for cause (as defined in the 2001 Stock Option Plan), then all options, including any vested options, held by the optionee shall immediately be terminated and canceled.

     Certain Corporate Transactions. Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Administrator, may, in its sole discretion, do one or more of the following: (i) shorten the period during which options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the participants); (ii) accelerate any vesting schedule to which an option is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise; or (iv) cancel options upon payment to the participants in cash of an amount that is the equivalent of the excess of the fair market value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the option. The Administrator may also provide for one or more of the foregoing alternatives in any particular option agreement.

     Summary of Federal Income Tax Consequences. The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 2001 Stock Option Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed above. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS OR HER TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OR HER OF THE 2001 STOCK OPTION PLAN,

INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

     The 2001 Stock Option Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

     Nonqualified Stock Options. Under current federal income tax law, the grant of a nonqualified stock option has no tax effect on the Company or the optionee to whom it is granted. If the shares of Common Stock received on the exercise of a nonqualified stock option are not subject to restrictions on transfer or risk of forfeiture, the exercise of the nonqualified stock option will result in ordinary income to the optionee equal to the excess of the fair market value of the shares at the time of exercise over the option price. The optionee's tax basis in the shares will be equal to the aggregate exercise price paid by the optionee plus the amount of taxable income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the optionee will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for more than one year after exercise. At the time of recognition of ordinary income by the optionee upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized income.

     Incentive Stock Options. The federal income tax consequences associated with incentive stock options are generally more favorable to the optionee and less favorable to the Company than those associated with nonqualified stock options. Under current federal income tax law, the grant of an incentive stock option does not result in income to the optionee or in a deduction for the Company at the time of the grant. Generally, the exercise of an incentive stock option will not result in income for the optionee if the optionee does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of Common Stock upon a later disposition will be the option price, any gain on the later disposition will be taxed to the optionee as long-term capital gain, and the Company will not be entitled to a deduction. The excess of the fair market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the optionee to be subject to the alternative minimum tax, thereby in effect depriving the optionee of the tax benefits of incentive stock option treatment. If the optionee disposes of the shares before the expiration of either of the holding periods described above (a "Disqualifying Disposition"), the optionee will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the optionee's holding period for the shares.

     $1,000,000 Limit on Deductible Compensation. Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to "performance-based compensation," as defined in Section 162(m). Compensation is performance-based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a committee of the Board of Directors consisting of "outside directors"; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the shareholders in a separate vote; and (iv) the committee of "outside directors" certifies that the performance goals have been satisfied. The Company believes that, if the shareholders approve the 2001 Stock Option Plan, the stock options granted thereunder (unless granted for purchase prices below the fair market value of the stock subject to the options) will satisfy the requirements to be treated as performance-based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code.

     Excess Parachute Payments. Under Section 4999 of the Code, certain officers, shareholders, or highly-compensated individuals ("Disqualified Individuals") will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain "excess parachute payments" which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any "excess parachute payments." The cash out or acceleration of the vesting of stock options upon a corporate transaction may cause the holders of such stock options who are Disqualified Individuals to recognize certain amounts as "excess parachute payments" on which they must pay the 20% excise tax, and for which the Company will be denied a tax deduction.

     Special Rules; Withholding of Taxes. Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act. Other special tax rules will apply if a participant exercises a stock option by delivering shares of Common Stock which he or she already owns, or through a "broker's exercise."

     The Company may take whatever steps the Administrator deems appropriate to comply with any applicable withholding tax obligation, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Administrator may, in its discretion, authorize "cashless withholding."

     THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 2001 STOCK OPTION PLAN WHICH WOULD ALLOW THE COMPANY TO AWARD EITHER OR BOTH INCENTIVE STOCK OPTIONS OR NONQUALIFIED STOCK OPTIONS TO KEY EMPLOYEES AND DIRECTORS TO PURCHASE UP TO AN AGGREGATE OF TWO MILLION, FIVE HUNDRED THOUSAND (2,500,000) SHARES OF THE COMPANY'S COMMON STOCK.

                                   PROPOSAL 3

                        APPROVAL OF THE 2001 BONUS PLAN

     The shareholders of the Company are being asked to approve the 2001 Bonus Plan. The Board of Directors has unanimously approved and adopted the 2001 Bonus Plan, subject to shareholder approval at the Annual Meeting.

PURPOSE OF THE PLAN

     The Board of Directors believes that the 2001 Bonus Plan will enhance the ability of the Company to attract and retain individuals of exceptional managerial talent by providing an incentive to attain certain specified performance objectives of the Company. Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to "performance-based compensation", as defined in Section 162(m). Compensation is performance-based compensation if (i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a committee of the Board of Directors of directors consisting of "outside directors"; (iii) the material terms of the compensation and the performance goals are disclosed to and approved by the shareholders in a separate vote; and (iv) the committee of "outside directors" certifies that the performance goals have been satisfied. The Company believes that, if the shareholders approve the 2001 Bonus Plan, the awards granted thereunder will satisfy the requirements to be treated as performance-based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code.

REQUIRED VOTE

     Affirmative votes representing a majority of shares of the Common Stock present in person or represented by proxy at the Annual Meeting and voting on this proposal, together with the affirmative vote of the holders of a majority of the required quorum, will be required to approve this proposal. Abstentions and broker non-votes can have the effect of preventing approval of this proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum. Furthermore, because certain directors benefit from the 2001 Bonus Plan, under Section 310 of the California General Corporation Law, the person asserting the validity of the grant of an award under the 2001 Bonus Plan to a director would have the burden of proving that such award was just and reasonable as to the Company at the time that the grant was authorized, approved or ratified, unless the 2001 Bonus Plan is approved by the shareholders holding a majority of shares present, or represented, and voting at the Annual Meeting, together with a majority of the required quorum, with the shares owned by the directors who are eligible for awards under the 2001 Bonus Plan not being entitled to vote thereon.

DESCRIPTION OF THE 2001 BONUS PLAN

     The following paragraphs provide a summary of the principal features of the 2001 Bonus Plan and its operation. The summary description is qualified in its entirety by reference to the full text of the 2001 Bonus Plan itself, as set forth in Appendix B to this Proxy Statement.

     Administration of the Bonus Plan. The 2001 Bonus Plan will be administered by the Compensation Committee of the Board of Directors, which consists entirely of two or more persons who are "outside directors" within the meaning of Section 162(m) of the Code. Subject only to the terms of the 2001 Bonus Plan, the Compensation Committee is vested with full and final discretion and authority to grant awards under the 2001 Bonus Plan, to construe and interpret the 2001 Bonus Plan and to make all other determinations and take all other actions which it deems necessary or appropriate for the proper administration of the 2001 Bonus Plan.

     Eligibility to Receive Awards. Executive officers of the Company, as defined in Rule 3b-7 of the Exchange Act, and "covered employees", as defined in
Section 162(m) of the Code, are eligible to participate in the 2001 Bonus Plan.

     Approximately 11 employees are currently eligible to participate in the 2001 Bonus Plan. The Compensation Committee may determine which eligible persons will participate in the 2001 Bonus Plan.

     Awards and Performance Goals. The Compensation Committee will establish for each participant in the 2001 Bonus Plan a performance award opportunity. Each performance award will relate to a specified performance award period, which will consist of one or more fiscal years of the Company, or one or more quarters thereof, and will be based upon the achievement of a specified performance goal during such specified award period. In the discretion of the Compensation Committee, the performance goal tied to each award may relate to any one or more of the following measures: Company revenues (in the aggregate or for particular product lines or markets); earnings per share; earnings before interest, taxes, depreciation and amortization; or before-tax or after-tax net profits. Each performance goal will be established by the Compensation Committee not later than 90 days after the first day of the performance award period, or the date on which 25% of the award period has elapsed, whichever is earlier.

     Each award under the 2001 Bonus Plan will consist of cash, except that, solely in the case of Dale W. Hilpert, the Company's Chief Executive Officer, an award may consist of a grant of restricted stock of the Company. Each cash award will be equal to a specific dollar amount (subject to decrease as described below) determined strictly under the performance goals established for a specified award period, except that an award to a participant who is not a "covered employee" within the meaning of Section 162(m) of the Code may, alternatively, be an amount determined in the discretion of the Compensation Committee within a range determined under the performance goals for the specified award period.

     Each cash award will be granted to a participant, and Mr. Hilpert's restricted stock award will be granted, as determined under the performance goals established by the Compensation Committee for a specified award period. The maximum award to any participant for each performance award period may not exceed the lesser of (i) $2,000,000 or (ii) 200% of such participant's annual base salary in effect on the first day of the first fiscal year of such award period, multiplied by the number of complete or partial fiscal years in such award period; provided, however, that as to the award of restricted stock to Mr. Hilpert, the maximum number of shares that may be awarded shall be 250,000, as adjusted by the Compensation Committee to reflect any transaction affecting the capital stock of the Company.

     Determination and Payment of Actual Awards. As a condition precedent to the payment of any award or the granting of restricted stock to Mr. Hilpert, the Compensation Committee must certify, by means of a written resolution, that the performance goal for the award has been satisfied and that the amount of the award is no greater than the award limitations specified in the 2001 Bonus Plan and described above.

     The Compensation Committee retains discretion to reduce the actual award payable to any participant below that which would be otherwise payable under the applicable formula. The Compensation Committee does not, however, have discretion to increase the award otherwise payable to any participant. The reduction in any participant's award for any award period as a result of the Compensation Committee's exercise of its discretion will not increase the amount of an award to any other participant with respect to such award period.

     The Company will pay awards in cash or, in the case of Mr. Hilpert's award of restricted stock, by the granting of such restricted stock, reasonably promptly following the conclusion of each award period of the Company and the Compensation Committee's certification, but in no event later than two and one-half months after the conclusion of the fiscal year of the Company in which or with which the award period ends. If, and only if, the Compensation Committee so specifies at the time it grants an award, a participant who dies, becomes "disabled," retires in accordance with the Company's policies, voluntarily terminates his or her employment with the Company for "good reason," or if a "change in control" of the Company occurs before the end of the award period, will be entitled to his or her award in full or on a prorated basis, as determined by the Compensation Committee when it sets the performance goal for the award period. For this purpose, "cause," "good reason," and "change in control" will have the meanings specified in the participant's employment agreement with the Company, or, if not so defined, will be defined in writing by the Compensation Committee at the time of the grant of the award.

     Other Provisions. The Board of Directors may from time to time amend, suspend or terminate, in whole or in part, any or all of the provisions of the 2001 Bonus Plan, but without adversely affecting a participant's rights with respect to any award that he or she may have become entitled to, before the effective date of the amendment, suspension or termination. However, in the event that any amendment or other modification of or to the 2001 Bonus Plan expands the class of persons eligible to participate in the 2001 Bonus Plan, raises the award limits set forth in the 2001 Bonus Plan or requires shareholder approval in order to continue the compliance of the 2001 Bonus Plan as a "performance-based" plan under Section 162(m) of the Code, such amendment or modification will be contingent on the receipt of shareholder approval.

     The 2001 Bonus Plan will not affect or impair the Company's right to terminate the employment or other contract for services of a participant, or entitle a participant to receive any particular level of compensation. In addition, nothing contained in the 2001 Bonus Plan nor the participation by any participant shall limit the ability of such participant to participate in any other compensatory plan or arrangement of the Company, or to receive a bonus from the Company other than under the 2001 Bonus Plan.

     Because awards under the performance criteria specified in the 2001 Bonus Plan will be based on the Company's future performance, no incentive compensation under the 2001 Bonus Plan has yet been earned by anyone. Consequently, the amount of annual incentive compensation to be paid in the future to the Company's current or future 2001 Bonus Plan participants cannot be determined at this time, because actual amounts will depend on actual performance and on the Compensation Committee's discretion to reduce those amounts.

     THE COMPANY'S BOARD OF DIRECTOR RECOMMENDS A VOTE "FOR" THE PROPOSAL TO APPROVE THE 2001 INCENTIVE BONUS PLAN WHICH WOULD ENABLE THE COMPANY TO PAY COMPETITIVE COMPENSATION TO INCENTIVIZE THE ATTAINMENT OF SPECIFIED PERFORMANCE OBJECTIVES OF THE COMPANY, WITHOUT NECESSARILY LOSING ANY TAX DEDUCTIONS AVAILABLE TO THE COMPANY FOR THE COMPENSATION.

                                   PROPOSAL 4

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

     As recommended by its Audit Committee, the Board of Directors has selected Deloitte & Touche LLP as independent auditors for the fiscal year ending February 3, 2002, subject to ratification by the shareholders.

     Deloitte & Touche LLP has audited the Company's financial statements for the last twenty-one years and has no financial interest of any kind in the Company except the professional relationship between auditor and client. It is expected that their representative will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so. The representative will be available to respond to appropriate questions.

     In the event that the selection of Deloitte & Touche LLP as independent auditors for the fiscal year ending February 3, 2002, is not ratified by the shareholders, the Board of Directors will select other independent auditors.

     Affirmative votes representing a majority of shares of the Common Stock present in person or represented by proxy at the Annual Meeting and voting on this proposal, together with the affirmative vote of the holders of a majority of the required quorum, will be required to approve this proposal. Abstentions and broker non-votes can have the effect of preventing approval of this proposal where the number of affirmative votes, though a majority of the votes cast, does not constitute a majority of the required quorum.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS LISTED ABOVE.

                           PROPOSALS OF SHAREHOLDERS

     Proposals intended to be presented by shareholders at the 2002 annual meeting of shareholders and included in the Company's proxy statement for such meeting must comply with two sets of requirements. First, shareholder proposals must comply with the requirements contained in the Company's Restated Bylaws. Under the Company's Restated Bylaws, a shareholder must give advance notice to the Secretary of the Company of any business, including nominations of candidates for the Board of Directors, that the shareholder wishes to bring before a meeting of the Company's shareholders. To be timely, the notice must be received by the Secretary not less than 45 days nor more than 75 days prior to the first anniversary of the date of the mailing of proxy materials for the preceding year's annual meeting of shareholders; provided, however, that if the date of the annual meeting is advanced by more than 30 days prior to or delayed by more than 30 days after the anniversary of the preceding year's annual meeting, notice by the shareholder must be delivered not later than the close of business on the later of the 90th day prior to such annual meeting and the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. With respect to a shareholder's nomination of a candidate for the Board of Directors, the shareholder notice to the Secretary must contain certain information as set forth in the Company's Restated Bylaws about both the nominee and the shareholder making the nomination. With respect to any other business that the shareholder proposes to bring before an annual meeting, the shareholder notice to the Secretary must contain a brief description of such business, the reasons for conducting such business at the meeting, as well as certain other information as set forth in the Company's Restated Bylaws.

     In addition, in order to be eligible for inclusion in the Company's proxy statement and proxy card for the next annual meeting pursuant to Rule 14a-8 under the Exchange Act, shareholder proposals would have to be received by the Secretary of the Company no later than December 20, 2001 if the next annual meeting were held on or near May 23, 2002. In the event that the Company elects to hold its next annual meeting at a different time of year than the time of year of this Annual Meeting, such shareholder proposals would have to be received by the Company a reasonable time before the Company's solicitation is made. Shareholder nominations of directors are not shareholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company's proxy statement.

     If the Company does not have notice of a matter to come before the next annual meeting by the earlier of March 6, 2002 or the date specified in the first paragraph of this section (or, in the event the next annual meeting is held at a different time of year as described in such paragraph, then by the date described in such paragraph), the Company's proxy for such meeting will confer discretionary authority to vote for such matter.

     All shareholder proposals sent to the Company should be sent to the Secretary, Williams-Sonoma, Inc., 3250 Van Ness Avenue, San Francisco, California 94109.

                      AVAILABILITY OF REPORT ON FORM 10-K

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES, FOR FISCAL YEAR 2000 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE UPON WRITTEN REQUEST AND WITHOUT CHARGE TO ANY SHAREHOLDER BY WRITING TO:

                       Secretary
                       Williams-Sonoma, Inc.
                       3250 Van Ness Avenue
                       San Francisco, California 94109

                                          By Order of the Board of Directors

                                          Nancy J. Himmelfarb
                                          Secretary

San Francisco, California
April 20, 2001

                                                                      APPENDIX A

                             WILLIAMS-SONOMA, INC.

                             2001 STOCK OPTION PLAN

     1. Purposes of the Plan. The purposes of this Plan are:

          (a) to attract and retain the best available personnel for positions of substantial responsibility,

          (b) to provide additional incentive to selected key Employees and Directors, and

          (c) to promote the long term success of the Company's business.

     2. Definitions. For the purposes of this Plan, the following terms will have the following meanings:

          (a) "Administrator" means the Board or any of its Committees that administer this Plan, in accordance with Section 4.

          (b) "Applicable Laws" means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal and state securities law, federal and state tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted. For all purposes of this Plan, references to statutes and regulations shall be deemed to include any successor statutes and regulations, to the extent reasonably appropriate as determined by the Administrator.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Cause" shall have the meaning set forth in an Optionee's employment agreement with the Company (if any), or if not defined therein, shall mean (i) acts or omissions by the Optionee which constitute intentional material misconduct or a knowing violation of a material policy of the Company or any of its subsidiaries, which such misconduct or violation could cause material liability to the Company or material damage to the reputation of the Company, (ii) the Optionee personally receiving a material benefit in money, property or services from the Company or any of its subsidiaries or from another person dealing with the Company or any of its subsidiaries, in material violation of applicable law or Company policy, (iii) an act of fraud, conversion, misappropriation, or embezzlement by the Optionee or his conviction of, or entering a guilty plea or plea of no contest with respect to, a felony, or the equivalent thereof (other than DUI), or (iv) any material misuse or improper disclosure of confidential or proprietary information of the Company.

          (e) "Code" means the Internal Revenue Code of 1986, as amended. For all purposes of this Plan, references to Code sections shall be deemed to include any successor Code sections, to the extent reasonably appropriate as determined by the Administrator.

          (f) "Committee" means a Committee appointed by the Board in accordance with Section 4.

          (g) "Common Stock" means the common stock of the Company.

          (h) "Company" means Williams-Sonoma, Inc., a California corporation.

          (i) "Continuous Status as an Employee or Director" means that the employment or director relationship is not interrupted or terminated by the Company, any Parent or Subsidiary, or by the Employee or Director. Continuous Status as an Employee or Director will not be considered interrupted in the case of: (i) any leave of absence approved by the Board, including sick leave, military leave, or any other personal leave, provided, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute; or (ii) transfers between locations of the Company or between the Company, its Parent, its Subsidiaries or its successor.

          (j) "Director" means a member of the Board.

          (k) "Disability" means total and permanent disability as defined in
     Section 22(e)(3) of the Code.

          (l) "Employee" means any person, including Directors employed as a common law employee by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient, in and of itself, to constitute "employment" by the Company.

          (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (n) "Fair Market Value" means, as of any date, the closing sales price for a Share (or the closing bid, if no sales are reported) as quoted on the New York Stock Exchange on the last market trading day prior to the day of determination, as reported in the Wall Street Journal or any other source the Administrator considers reliable, or, if the Shares cease to be traded on the New York Stock Exchange, the value which the Administrator determines most closely reflects the fair market value of the Shares.

          (o) "Family Member" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Optionee's household (other than a tenant or employee), a trust in which these persons (or the Optionee) control the management of assets, and any other entity in which these persons (or the Optionee) own more than fifty percent of the voting interests.

          (p) "Grant Notice" shall mean a written notice evidencing certain terms and conditions of an individual Option grant. The Grant Notice is part of the Option Agreement.

          (q) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          (r) "Nonqualified Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (s) "Option" means a stock option granted under this Plan.

          (t) "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement is subject to the terms and conditions of this Plan.

          (u) "Optioned Stock" means the Common Stock subject to an Option.

          (v) "Optionee" means an Employee or Director who holds an outstanding Option.

          (w) "Parent" means a "parent corporation" with respect to the Company, whether now or later existing, as defined in Section 424(e) of the Code.

          (x) "Plan" means this 2001 Stock Option Plan.

          (y) "Section" means, except as otherwise specified, a section of this Plan.

          (z) "Share" means a share of the Common Stock, as adjusted in accordance with Section 14.

          (aa) "Subsidiary" means a "subsidiary corporation" with respect to the Company, whether now or later existing, as defined in Section 424(f) of the Code.

     3. Stock Subject to the Plan. Subject to the provisions of Section 14 of this Plan, the maximum aggregate number of Shares which may be issued under this Plan will be 2,5000,000 Shares of Common Stock.

     If an Option expires or becomes unexercisable without having been exercised in full, the Shares that were not purchased which were subject thereto will become available for future grant under this Plan (unless this Plan has terminated). If the Company reacquires Shares which were issued pursuant to the exercise of an Option, however, those reacquired Shares will not be available for future grant under this Plan.

     4. Administration of this Plan.

          (a) Procedure.

             (i) Composition of the Administrator. This Plan will be administered by (A) the Board, or (B) a Committee designated by the Board, which Committee will be constituted to satisfy Applicable Laws. Once appointed, a Committee will serve in its designated capacity until otherwise directed by the Board. The Board may increase the size of the Committee and appoint additional members, remove members (with or without cause) and substitute new members, fill vacancies (however caused), and remove all members of the Committee and thereafter directly administer this Plan. Notwithstanding the foregoing, unless the Board expressly resolves to the contrary, from and after such time as the Company is registered pursuant to Section 12 of the Exchange Act, this Plan will be administered only by a Committee, which will then consist solely of persons who are both "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Exchange Act and "outside directors" within the meaning of Section 162(m) of the Code; provided, however, the failure of the Committee to be composed solely of individuals who are both "non-employee directors" and "outside directors" shall not render ineffective or void any awards or grants made by, or other actions taken by, such Committee.

             (ii) Multiple Administrative Bodies. This Plan may be administered by different bodies with respect to Directors and Employees, and different classes of Employees and Directors.

          (b) Powers of the Administrator. Subject to the provisions of this Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to that Committee, the Administrator will have the authority, in its discretion:

             (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m);

             (ii) to select the Employees or Directors to whom Options may be granted;

             (iii) to determine whether and to what extent Options are granted, and whether Options are intended as Incentive Stock Options or Nonqualified Stock Options;

             (iv) to determine the number of shares of Common Stock to be covered by each Option granted;

             (v) to approve forms of Grant Notices and Option Agreements;

             (vi) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any grant of Options, including, but not limited to, (A) the Options' exercise price, (B) the time or times when Options may be exercised, which may be based on performance criteria or other reasonable conditions such as Continuous Status as an Employee or Director, (C) any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Optioned Stock, based in each case on factors that the Administrator determines in its sole discretion, including but not limited to a requirement subjecting the Optioned Stock to (i)certain restrictions on transfer (including without limitation a prohibition on transfer for a specified period of time and/or a right of first refusal in favor of the Company), and (ii)a right of repurchase in favor of the Company upon termination of the Optionee's Continuous Status as an Employee or Director;

             (vii) to determine whether, to what extent and under what circumstances Common Stock and other amounts payable with respect to a grant of Options under this Plan will be deferred either automatically or at the election of the participant (including providing for and determining the amount, if any, of any deemed earnings on any deferred amount during any deferral period);

             (viii) to construe and interpret the terms of this Plan;

             (ix) to prescribe, amend, and rescind rules and regulations relating to the administration of this Plan;

             (x) to modify or amend each Option, subject to Section 16(b);

             (xi) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

             (xii) to accelerate the vesting or exercisability of an Option;

             (xiii) to determine the terms and restrictions applicable to Options; and to make all other determinations it considers necessary or advisable for administering this Plan.

          (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations will be final and binding on all holders of Options.

     5. Eligibility. Options granted under this Plan may be Incentive Stock Options or Nonqualified Stock Options, as determined by the Administrator at the time of grant. Nonqualified Stock Options may be granted to Employees and Directors. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Director who has been granted an Option may be granted additional Options.

     6. Limitations on Grants of Incentive Stock Options. Each Option will be designated in the Grant Notice as either an Incentive Stock Option or a Nonqualified Stock Option. However, notwithstanding such designations, if the Shares subject to an Optionee's Incentive Stock Options (granted under all plans of the Company or any Parent or Subsidiary), which become exercisable for the first time during any calendar year, have a Fair Market Value in excess of $100,000, the Options accounting for this excess will be treated as Nonqualified Stock Options. For purposes of this Section 5, Incentive Stock Options will be taken into account in the order in which they were granted, and the Fair Market Value of the Shares will be determined as of the time of grant.

     7. Limit on Annual Grants to Individuals. From and after such time as the Company is required to be registered pursuant to Section 12 of the Exchange Act, no Optionee may receive grants, during any fiscal year of the Company or portion thereof, of Options which, in the aggregate, cover more than 1,000,000 Shares, subject to adjustment as provided in Section 14. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares subject to that expired or terminated Option will continue to count against the maximum numbers of shares for which Options may be granted to an Optionee during any fiscal year of the Company or portion thereof.

     8. Term of this Plan. Subject to Section 20, this Plan will become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of the Company as described in Section 20. It will continue in effect for a term of ten years unless terminated earlier under Section 16. Unless otherwise provided in this Plan, its termination will not affect the validity of any Option outstanding at the date of termination.

     9. Term of Option. The term of each Option will be stated in the Option Agreement; provided, however, that in no event may the term be more than ten years from the date of grant. In addition, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five years from the date of grant or any shorter term specified in the Option Agreement.

     10. Option Exercise Price and Consideration.

          (a) Exercise Price of Incentive Stock Options. The exercise price for Shares to be issued pursuant to exercise of an Incentive Stock Option will be determined by the Administrator provided that the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant; provided, further that in the case of an Incentive Stock Option granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent of the voting power of all classes of capital stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

          (b) Exercise Price of Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the exercise price for Shares to be issued pursuant to the exercise of any such Option will be determined by the Administrator.

          (c) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions which must be satisfied before the Option may be exercised. Exercise of an Option may be conditioned upon performance criteria or other reasonable conditions such as Continuous Status as an Employee or Director.

          (d) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. Such consideration may consist partially or entirely of:

             (i) cash;

             (ii) a promissory note made by the Optionee in favor of the Company;

             (iii) other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which an Option will be exercised and which have been owned for a period of at least six months;

             (iv) delivery of a properly executed exercise notice together with any other documentation as the Administrator and the Optionee's broker, if applicable, requires to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

             (v) any other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

     11. Exercise of Option.

          (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder will be exercisable according to the terms of this Plan and at times and under conditions determined by the Administrator and set forth in the Option Agreement; provided, however, that an Option may not be exercised for a fraction of a Share.

          An Option will be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) all representations, indemnifications and documents reasonably requested by the Administrator. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and this Plan. Shares issued upon exercise of an Option will be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder will exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. Subject to the provisions of Sections 12(d), 17, and 18, the Company will issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 14 of this Plan. Notwithstanding the foregoing, the Administrator in its discretion may require the Company to retain possession of any certificate evidencing Shares of Common Stock acquired upon exercise of an Option, if those Shares remain subject to repurchase under the provisions of the Option Agreement or any other agreement between the Company and the Optionee, or if those Shares are collateral for a loan or obligation due to the Company.

          Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of this Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b) Termination of Employment Relationship or Directorship. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee or Director terminates (other than because of termination due to Cause, death or Disability), the Optionee may exercise those Options until their expiration as set forth in the Option Agreement (which, in the case of Incentive Stock Options, shall not be later than 90 days after the date of such termination). If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to this Plan. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to this Plan.

          (c) Disability of Optionee. If an Optionee holds exercisable Options on the date his or her Continuous Status as an Employee or Director terminates because of Disability, the Optionee may exercise those Options until their expiration as set forth in the Option Agreement. If the Optionee is not entitled to exercise his or her entire Option at the date of such termination, the Shares covered by the unexercisable portion of the Option will revert to this Plan. If the Optionee does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to this Plan.

          (d) Death of Optionee. If an Optionee holds exercisable Options on the date his or her death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise those Options until their expiration as set forth in the Option Agreement. If the Optionee is not entitled to exercise his or her entire Option at the date of death, the Shares covered by the unexercisable portion of the Option will revert to this Plan. If the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise an Option within the time specified above after termination, that Option will expire, and the Shares covered by it will revert to this Plan.

          (e) Termination for Cause. If an Optionee's Continuous Status as an Employee or Director is terminated for Cause, then all Options (including any vested Options) held by Optionee shall immediately be terminated and canceled.

          (f) Disqualifying Dispositions of Incentive Stock Options. If Common Stock acquired upon exercise of any Incentive Stock Option is disposed of in a disposition that, under Section 422 of the Code, disqualifies the holder from the application of Section 421(a) of the Code, the holder of the Common Stock immediately before the disposition will comply with any requirements imposed by the Company in order to enable the Company to secure the related income tax deduction to which it is entitled in such event.

     12. Non-Transferability of Options.

          (a) No Transfer. An Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. Notwithstanding the foregoing, to the extent that the Administrator so authorizes at the time a Nonqualified Stock Option is granted or amended, (i) such Option may be assigned pursuant to a qualified domestic relations order as defined by the Code, and exercised by the spouse of the Optionee who obtained such Option pursuant to such qualified domestic relations order, and (ii) such Option may be assigned, in whole or in part, during the Optionee's lifetime to one or more Family Members of the Optionee. Rights under the assigned portion may be exercised by the Family Member(s) who acquire a proprietary interest in such Option pursuant to the assignment. The terms applicable to the assigned portion shall be the same as those in effect for the Option immediately before such assignment and shall be set forth in such documents issued to the assignee as the Administrator deems appropriate.

          (b) Designation of Beneficiary. An Optionee may file a written designation of a beneficiary who is to receive any Options that remain unexercised in the event of the Optionee's death. If a participant is married and the designated beneficiary is not the spouse, spousal consent will be required for the designation to be effective. The Optionee may change such designation of beneficiary at any time by written notice to the Administrator, subject to the above spousal consent requirement.

          (c) Effect of No Designation. If an Optionee dies and there is no beneficiary validly designated and living at the time of the Optionee's death, the Company will deliver such Optionee's Options to the executor or administrator of his or her estate, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such Options to the spouse or to any one or more dependents or relatives of the Optionee, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

          (d) Death of Spouse or Dissolution of Marriage. If an Optionee designates his or her spouse as beneficiary, that designation will be deemed automatically revoked if the Optionee's marriage is later dissolved. Similarly, any designation of a beneficiary will be deemed automatically revoked upon the death of the beneficiary if the beneficiary predeceases the Optionee. Without limiting the generality of the preceding sentence, the interest in Options of a spouse of an Optionee who has predeceased the Optionee or (except as provided in Section 12(a) regarding qualified domestic relations orders) whose marriage has been dissolved will automatically pass to the Optionee, and will not be transferable by such spouse in any manner, including but not limited to such spouse's will, nor will any such interest pass under the laws of intestate succession.

     13. Withholding Taxes. The Company will have the right to take whatever steps the Administrator deems necessary or appropriate to comply with all applicable federal, state, local, and employment tax withholding requirements, and the Company's obligations to deliver Shares upon the exercise of an Option will be conditioned upon compliance with all such withholding tax requirements. Without limiting the generality of the foregoing, upon the exercise of an Option, the Company will have the right to withhold taxes from any other compensation or other amounts which it may owe to the Optionee, or to require the Optionee to pay to the Company the amount of any taxes which the Company may be required to withhold with respect to the Shares issued on such exercise. Without limiting the generality of the foregoing, the Administrator in its discretion may authorize the Optionee to satisfy all or part of any withholding tax liability by (a) having the Company withhold from the Shares which would otherwise be issued on the exercise of an Option that number of Shares having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company's withholding tax liability, or (b) by delivering to the Company previously-owned and unencumbered Shares of the Common Stock having a Fair Market Value, as of the date the withholding tax liability arises, equal to or less than the amount of the Company's withholding tax liability.

     14. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

          (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, if the outstanding shares of Common Stock are increased, decreased, changed into or exchanged for a different number or kind of shares or securities of the Company or a successor entity, or for other property (including without limitation, cash), through reorganization, recapitalization, reclassification, stock combination, stock dividend, stock split, reverse stock split, spin off or other similar transaction, an appropriate and proportionate adjustment will be made in the maximum number and kind of shares as to which Options may be granted under this Plan. A corresponding adjustment changing the number or kind of shares allocated to unexercised Options which have been granted prior to any such change will likewise be made. Any such adjustment in the outstanding Options will be made without change in the aggregate purchase price applicable to the unexercised portion of the Options but with a corresponding adjustment in the price for each share or other unit of any security covered by the Option. Such adjustment will be made by the Administrator, whose determination in that respect will be final, binding, and conclusive.

          Where an adjustment under this Section 14(a) is made to an Incentive Stock Option, the adjustment will be made in a manner which will not be considered a "modification" under the provisions of subsection 424(h)(3) of the Code.

          (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option had not been previously exercised , it will terminate immediately prior to the consummation of such proposed dissolution or liquidation. In such instance, the Administrator may, in the exercise of its sole discretion, declare that any Option will terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to all or any part of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable.

          (c) Corporate Transaction. Upon the happening of a merger, reorganization or sale of substantially all of the assets of the Company, the Administrator, may, in its sole discretion, do one or more of the following: (i) shorten the period during which Options are exercisable (provided they remain exercisable for at least 30 days after the date notice of such shortening is given to the Optionees); (ii) accelerate any vesting schedule to which an Option is subject; (iii) arrange to have the surviving or successor entity or any parent entity thereof assume the Options or grant replacement options with appropriate adjustments in the option prices and adjustments in the number and kind of securities issuable upon exercise or adjustments so that the Options or their replacements represent the right to purchase the shares of stock, securities or other property (including cash) as may be issuable or payable as a result of such transaction with respect to or in exchange for the number of Shares of Common Stock purchasable and receivable upon exercise of the Options had such exercise occurred in full prior to such transaction; or (iv) cancel Options upon payment to the Optionees in cash or securities having a Fair Market Value, with respect to each Option to the extent then exercisable (including, if applicable, any Options as to which the vesting schedule has been accelerated as contemplated in clause (ii) above), of an amount that is the equivalent of the excess of the Fair Market Value of the Common Stock (at the effective time of the merger, reorganization, sale or other event) over the exercise price of the Option. The Administrator may also provide for one or more of the foregoing alternatives in any particular Option Agreement.

     15. Date of Grant. The date of grant of an Option will be, for all purposes, the date as of which the Administrator makes the determination granting such Option, or any other, later date determined by the Administrator and specified in the Option Agreement. Notice of the determination will be provided to each Optionee within a reasonable time after the date of grant.

     16. Amendment and Termination of this Plan.

          (a) Amendment and Termination. The Board may at any time amend, alter or suspend or terminate this Plan.

          (b) Shareholder Approval. The Company will obtain shareholder approval of any Plan amendment that increases the number of Shares for which Options may be granted, or to the extent necessary and desirable to comply with
     Section 422 of the Code (or any successor statute) or other Applicable Laws, or the requirements of any exchange or quotation system on which the Common Stock is listed or quoted. Such shareholder approval, if required, will be obtained in such a manner and to such a degree as is required by the Applicable Law or requirement.

          (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of this Plan will impair the rights of a Optionee, unless mutually agreed otherwise between the Optionee and the Administrator. Any such agreement must be in writing and signed by the Optionee and the Company.

     17. Conditions Upon Issuance of Shares.

          (a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares will comply with all Applicable Laws, and will be further subject to the approval of counsel for the Company with respect to such compliance. Any securities delivered under this Plan will be subject to such restrictions, and the person acquiring such securities will, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all Applicable Laws. To the extent permitted by Applicable Laws, this Plan and Options granted hereunder will be deemed amended to the extent necessary to conform to such laws, rules and regulations.

          (b) Investment Representation. As a condition to the exercise of an Option , the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being acquired only for investment and without any present intention to sell, transfer, or distribute such Shares.

     18. Liability of Company.

          (a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company's counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

          (b) Grants Exceeding Allotted Shares. If the Optioned Stock covered by an Option exceed, as of the date of grant, the number of Shares which may be issued under this Plan without additional shareholder approval, that Option will be contingent with respect to such excess Shares, unless and until shareholder approval of an amendment sufficiently increasing the number of Shares subject to this Plan is timely obtained in accordance with
     Section 16(a).

          (c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the Optionee, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Optionee or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

     19. Reservation of Shares. The Company will at all times reserve and keep available for issuance a number of Shares sufficient to satisfy this Plan's requirements during its term.

     20. Shareholder Approval. Continuance of this Plan will be subject to approval by the shareholders of the Company within 12 months before or after the date of its adoption. Such shareholder approval will be obtained in the manner and to the degree required under Applicable Laws. Options may be granted but Options may not be exercised prior to shareholder approval of this Plan. If any Options are so granted and shareholder approval is not obtained within 12 months of the date of adoption of this Plan by the Board, those Options will terminate retroactively as of the date they were granted.

     21. Legending Share Certificates. In order to enforce any restrictions imposed upon Common Stock issued upon exercise of an Option granted under this Plan or to which such Common Stock may be subject, the Administrator may cause a legend or legends to be placed on any share certificates representing such Common Stock, which legend or legends will make appropriate reference to such restrictions, including, but not limited to, a restriction against sale of such Common Stock for any period of time as may be required by Applicable Laws. Additionally, and not by way of limitation, the Administrator may impose such restrictions on any Common Stock issued pursuant to this Plan as it may deem advisable.

     22. No Employment Rights. Neither this Plan nor any Option will confer upon an Optionee any right with respect to continuing the Optionee's employment relationship with the Company, or continuing service as a Director, nor will they interfere in any way with the Optionee's right or the Company's right to terminate such employment relationship or directorship at any time, with or without cause.

     23. Governing Law. This Plan will be governed by, and construed in accordance with the laws of the State of California (without giving effect to conflicts of law principles).

                                                                      APPENDIX B

                             WILLIAMS-SONOMA, INC.

                           2001 INCENTIVE BONUS PLAN

     1. Adoption, Name and Effective Date. Williams-Sonoma, Inc., a California corporation (the "Company"), hereby adopts the Williams-Sonoma, Inc. 2001 Incentive Bonus Plan (this "Plan") effective as of January 24, 2001, and first applying with respect to the fiscal year ending February 3, 2002, subject to stockholder approval at the 2001 Annual Meeting of Stockholders as described below.

     2. Purpose. The purpose of this Plan is to provide additional compensation as an incentive to executive officers to attain certain specified performance objectives of the Company and to ensure the continued availability of their full-time or part-time services to the Company and its subsidiary and affiliated corporations. This Plan is also intended to qualify as a "performance-based" plan as described in Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended (including proposed, temporary and final regulations promulgated thereunder from time to time, the "Code"), and thereby secure the full deductibility for federal income tax purposes of bonus compensation paid to persons who are "executive officers" of the Company, as such term is defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended (or any successor rule or regulation), or who are "covered employees" of the Company or its subsidiary or affiliated corporations under Section 162(m)(3) of the Code.

     3. Administrative Committee. This Plan will be administered by a committee (the "Committee") of the Company's Board of Directors (the "Board"), consisting entirely of two or more persons who are "outside directors" within the meaning of Section 162(m) of the Code. The Committee is hereby vested with full powers of administration, subject only to the provisions set forth herein.

     The Committee shall hold its meetings at such times and places as it may determine, shall keep minutes of its meetings and shall adopt, amend or revoke such rules and procedures as it deems proper for the administration of this Plan; provided, however, that it shall take action only upon the agreement of a majority of the whole Committee. Any action that the Committee takes through a written instrument signed by a majority of its members shall be effective as though it had been taken at a meeting duly called and held. The Committee shall report all actions taken by it to the Board.

     The Committee shall have the full and final discretion and authority, subject to the provisions of this Plan, to grant awards pursuant to this Plan, to construe and interpret this Plan and to make all other determinations and take all other actions which it deems necessary or appropriate for the proper administration of this Plan. All such interpretations, actions and determinations shall be conclusively binding for all purposes and upon all persons.

     4. Eligibility. For each fiscal year of the Company, the participants entitled to share in the benefits of this Plan are persons (collectively, "executives" or "participants") who are "executive officers" of the Company, as such term is defined in Rule 3b-7 under the Securities Exchange Act of 1934, as amended (or any successor rule or regulation), or who are "covered employees" of the Company or its subsidiary or affiliated corporations under Section 162(m)(3) of the Code (collectively, the "Covered Employees"). Except as provided in
Section 6.4, an executive whose employment or service relationship with the Company is terminated for any reason prior to the end of any award period will not be entitled to participate in this Plan or receive any benefits with respect to any later fiscal year, unless he or she again becomes eligible to participate in this Plan under the first sentence of this Section 4.

     5. Determination of Awards; Limitations on Amounts of Awards.

        5.1 Performance Measures for Determination of Awards. The Committee in its discretion shall establish, for each participant in this Plan and for each performance award period, a performance award opportunity based upon the achievement of a specified goal relating to the following measures (singly or in combination): revenues (in the aggregate or for particular product lines or markets); earnings per share; earnings before interest, taxes, depreciation and amortization; or before-tax or after-tax net profits. The maximum award under this Plan for each award period to any participant shall not exceed the lesser of (i) $2,000,000 or (ii) 200% of such participant's annual base salary in effect on the first day of the first fiscal year of such award period, multiplied by the number of complete or partial fiscal years in such award period; provided, however, in the case of a restricted stock award to Dale Hilpert ("Mr. Hilpert"), the maximum number of shares that may be awarded shall be 250,000 shares, with such number to be adjusted in the manner determined by the Committee to reflect any recapitalization, stock split, stock dividend, reorganization, reclassification, reverse stock split, or similar transaction affecting the capital stock of the Company. Each performance goal established under this Plan shall be established by the Committee not later than the earlier of the date which is 90 days after the first day of the performance award period, or the date on which 25% of the award period has elapsed.

        5.2 Determination of Amount of Individual Awards. For each award period, each participant who is or may be a Covered Employee for such award period shall receive an award equal to the specific amount (subject to decrease as provided in this Section 5.2) determined strictly under the performance goals established pursuant to Section 5.1. For each award period, each participant who is not a Covered Employee for such award period shall receive an award which may be either (a) equal to the specific amount (subject to decrease as provided in this Section 5.2) determined strictly under the performance goals established pursuant to Section 5.1, or (b) an amount determined in the discretion of the Committee within a range determined under the performance goals established pursuant to Section 5.1. Solely in the case of Mr. Hilpert, an award may consist of the grant of restricted stock of the Company, as determined under the performance goals established pursuant to Section 5.1. In the case of an award of restricted stock to Mr. Hilpert, the Committee will condition the grant of the award on the agreement of Mr. Hilpert not to make the election described in
Section 83(b) of the Code, and will determine and establish the restrictions on such restricted stock. The Committee shall not have the discretion to increase, but shall have the discretion to decrease, any award determined in accordance with this Plan. The reduction in any participant's award for any award period as a result of the Committee's exercise of such discretion shall not increase the amount of an award to any other participant (through reallocation of unutilized awards or otherwise) with respect to such award period.

     6. Award Periods; Payment of Awards.

        6.1 Award Periods. All awards shall be made on the basis of an award period, which shall consist of one or more fiscal years of the Company, or one or more quarters thereof. The award period may be different for different awards.

        6.2 Committee Certifications. As a condition precedent to the payment of any award (or, in the case of the granting of Mr. Hilpert's award of restricted stock), the Committee shall certify, as soon as practicable following the end of the award period, that the objective performance goal for the award has been satisfied and that the amount of the award is no greater than the limitations set forth in Section 5.1. The Committee shall make such determination by means of a written resolution of the Committee that is maintained in the minute book of the Company.

        6.3 Payment of Awards. Except for the award of restricted stock to Mr. Hilpert, awards under this Plan will be paid in cash (or, if the participant is indebted to the Company, by cancellation of such indebtedness), reasonably promptly following the conclusion of the award period and the certification of the Committee as set forth in Section 6.2, but in no event later than two and one-half months after the conclusion of the fiscal year of the Company in which or with which the award period ends. In the case of the award of restricted stock to Mr. Hilpert, Mr. Hilpert will be granted the restricted stock, reasonably promptly following the conclusion of the award period and the certification of the Committee as set forth in Section 6.2, but in no event later than two and one-half months after the conclusion of the fiscal year of the Company in which or with which the award period ends. All awards under this Plan will be subject to withholding for applicable employment and income taxes.

        6.4 Termination of Employment. An award that would otherwise be payable to a participant (including, without limitation, an award of restricted stock to Mr. Hilpert) who is not employed by the Company on the last day of an award period will not be paid (or will not be granted, as the case may be), except that, on the grant of an award, the Committee may specify that the award will be paid (or will be granted, as the case may be) in full or on a prorated basis in the event that, before the end of such award period, the participant dies, becomes "disabled," retires in accordance with the Company's policies, is involuntarily terminated by the Company without "cause," or voluntarily terminates his or her employment with the Company for "good reason," or if a "change in control" of the Company occurs. For purposes of this Section 6.4, terms "cause," "good reason," and "change in control" shall be as defined in the participant's employment agreement with the Company, or, if not so defined, shall be defined in writing by the Committee at the time of the grant of the award.

     7. Nonassignment. The interest of any participant in this Plan is not assignable either by voluntary or involuntary assignment or operation of law (except that, in the event of death, earned and unpaid amounts shall be payable to the legal successor of a participant).

     8. Indemnification. No employee, member of the Committee or director of the Company will have any liability for any decision or action if made or done in good faith, nor for any error or miscalculation unless such error or miscalculation is the result of his or her fraud or deliberate disregard of any provisions of this Plan. The Company will indemnify each director, member of the Committee and any employee acting in good faith pursuant to the Plan against any loss or expense arising therefrom.

     9. Amendment, Suspension or Termination. The Board may from time to time amend, suspend or terminate, in whole or in part, any or all the provisions of this Plan; provided, however, that no such action shall adversely affect the right of any participant with respect to any award of which he or she may have become entitled to payment hereunder prior to the effective date of such amendment, suspension or termination. In particular, but without limitation, the Board shall have the authority to amend or modify this Plan from time to time in order to reflect amendments to or regulations promulgated under Section 162(m) of the Code. Notwithstanding the foregoing, in the event that any amendment or other modification of or to this Plan expands the class of persons eligible to participate as set forth in Section 4, raises the limits set forth in the last sentence of Section 5.1 or requires stockholder approval in order to continue the compliance of this Plan as a "performance-based" plan under Section 162(m) of the Code, such amendment or modification shall be contingent on the receipt of stockholder approval.

     10. Limitations; Participation in Other Plans. This Plan is not to be construed as constituting a contract of employment or for services. Nothing contained herein will affect or impair the Company's right to terminate the employment or other contract for services of a participant hereunder, or entitle a participant to receive any particular level of compensation. The Company's obligation hereunder to make awards merely constitutes the unsecured promise of the Company to make such awards from its general assets, and no participant hereunder will have any interest in, or a lien or prior claim upon, any property of the Company. Nothing herein nor the participation by any participant shall limit the ability of such participant to participate in any other compensatory plan or arrangement of the Company, or to receive a bonus from the Company other than under this Plan.

     11. Governing Law. The terms of this Plan will be governed by and construed in accordance with the laws of the State of California, without regard to principles of conflict of laws.

     12. Term. This Plan shall continue in place until the fifth anniversary of the effective date, unless earlier terminated by the Board as provided in
Section 9. No awards shall be paid under this Plan unless and until the material terms (within the meaning of Section 162(m)(4)(C) of the Code) of this Plan are disclosed to the Company's stockholders and are approved by the stockholders by a majority of votes cast in person or by proxy.

                                                                      APPENDIX C

                             WILLIAMS-SONOMA, INC.

                            AUDIT COMMITTEE CHARTER

                                    PURPOSE

     The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: the financial reports and other financial information provided by Williams-Sonoma, Inc. (the "Company") to any governing body or the public, the Company's systems of internal controls regarding finance and accounting that management and the Board have established, and the Company's auditing, accounting, and financial reporting processes in general.

     Consistent with this function, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company's policies, procedures, and practices at all levels. The Audit Committee's primary duties and responsibilities are to:

     - Serve as an independent and objective party to monitor the Company's financial reporting process and internal control system.

     - Review and appraise the audit efforts of the Company's independent auditors and Internal Audit Department.

     - Provide an open avenue of communication among the independent auditors, financial and senior management, the Internal Audit Department, and the Board of Directors.

                                   FORMATION

     The Board of Directors of Williams-Sonoma, Inc. has established the Audit Committee pursuant to Section 311 of the General Corporation Law of the State of California and Article III of the Company's Restated Bylaws.

                                  COMPOSITION

     The Audit Committee shall be comprised of not less than three independent members of the Company's Board of Directors. Subject to the foregoing, the exact number of members of the Audit Committee shall be fixed and may be changed from time to time by resolution duly adopted by the Board of Directors. The qualifications of each member of the Audit Committee shall be as follows:

     - No member shall have any relationship to the Company that, in the determination of the Board of Directors, may interfere with his or her exercise of independent judgment as a member of the Audit Committee.

     - Each member shall be "financially literate" as determined by the Board of Directors. A director shall be considered "financially literate" if by reason of his or her educational, professional or business background, the director is able to read and understand fundamental financial statements, including a company's balance sheet, income statement and statement of cash flows.

     - At least one member of the Audit Committee must have accounting or related financial management expertise. A member shall be considered to have such expertise if he or she: (1) has a graduate degree in accounting or business; (2) is a certified public accountant or has similar professional certification in accounting; or (3) has served as chief executive officer, chief financial or principal accounting officer, controller or other senior officer of a company with similar financial oversight responsibilities.

     - No member of the Audit Committee shall be an employee or non-employee executive officer of the Company or any of its affiliates. A former employee or former executive officer shall not be eligible to serve as a member of the Audit Committee until three years following termination of his or her employment or status as an officer.

     - A director who (1) has a material business relationship with the Company (e.g., a consultant) or (2) is a partner, controlling shareholder, or executive officer of any organization that has a material business relationship with the Company shall not be eligible to serve as a member of the Audit Committee.

     - No director shall be eligible to serve as a member of the Audit Committee if he or she is employed as an executive of another organization if any of the Company's executives serve as a member of the compensation committee of such other organization.

     - No director who is an "immediate family member" of an individual who is an executive officer of the Company or any of its affiliates is eligible to serve on the Audit Committee until three years following termination of such employment relationship.

     - The members of the Audit Committee shall be elected by the Board of Directors until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

                                   FUNCTIONS

     The Audit Committee shall:

     A. Independent Auditors

        - Recommend to the Board of Directors each year the independent public accounting firm to be engaged to audit the Company's financial statements.

        - Meet with the independent auditors to review and approve the plan and scope for each audit of the Company's financial statements and related services, including proposed fees to be incurred with respect thereto.

        - Discuss with the Company's independent auditors the matters required to be communicated by the independent auditors to the Audit Committee.

        - At least annually, discuss with the independent auditors their independence and receive each of the following in writing:

         - Disclosure of all relationships between the independent auditors and their related entities and the Company and its related entities that in the independent auditors' professional judgment may reasonably be thought to bear on independence; and

         - Confirmation that, in the independent auditors' professional judgment, they are independent of the Company within the meaning of the federal securities laws.

        - Discuss with the Company's independent auditors any relationships or services disclosed by the independent auditors that may impact the objectivity and independence of the independent auditors and recommend to the Board of Directors any actions in response to the independent auditors' disclosures to satisfy itself of the independent auditors' independence.

        - Evaluate the performance of the Company's independent auditors and recommend to the Board of Directors any proposed discharge of the Company's independent auditors.

     B. Financial Statements and Documents

        - Review the Company's annual financial statements and any reports or other financial information submitted to any government body, or the public, including any certification, report, opinion, or review rendered by the independent auditors.

        - Based on (1) its review and discussions with management of the Company's audited financial statements; (2) its discussions with the independent auditors; and (3) the written disclosures from the Company's independent auditors regarding independence, recommend to the Company's Board of Directors whether the Company's audited financial statements should be included in the Company's Annual Report on Form 10-K for filing with the Securities and Exchange Commission (the "SEC").

        - Review with financial management and the Company's independent auditors the Company's quarterly reports on Form 10-Q prior to filing with the SEC. The Chair of the Audit Committee may represent the entire Committee for this review.

     C. Financial Reporting Process

        - In consultation with the independent auditors and the internal auditors, review the integrity of the Company's financial reporting process, both internal and external.

        - Consider the independent auditors' judgments about the quality and appropriateness of the Company's accounting principles as applied in its financial reporting.

        - Consider and approve, if appropriate, changes to the Company's accounting principles and practices as suggested by management.

        - Periodically discuss with the independent auditors without the presence of Company management ("Executive Session") the internal controls and the quality and integrity of the Company's financial statements.

        - Review the scope and results of the Company's internal auditing procedures and practices and oversee the effectiveness thereof.

     D. Management Conduct Policies

        - Review from time to time and make recommendations with respect to the Company's policies relating to management conduct and oversee procedures and practices to ensure compliance therewith. Such policies shall include those relating to (1) transactions between the Company and members of its management, (2) political contributions and other sensitive payments, (3) compliance with the Foreign Corrupt Practices Act, and (4) corporate or competitive opportunities offered or enjoyed by members of such management.

     E. Other Duties

        - At least annually, review the adequacy of this Charter and recommend to the Company's Board of Directors any changes to this Charter that the Audit Committee deems necessary or desirable.

        - Perform such other specific functions as the Company's Board of Directors may from time to time direct, and make such investigations and reviews of the Company and its operations as the Chief Executive Officer or the Board of Directors may from time to time request.

                                    MEETINGS

     A. The Audit Committee shall keep regular minutes of its meetings. Meetings and actions of the Audit Committee shall be governed by, and held and taken in accordance with, the provisions of Article III, Section 3.9 of the Company's Restated Bylaws.

     B. Regular meetings of the Audit Committee shall be held at least four times a year.

     C. The Audit Committee should meet at least annually with management, the Director of Internal Audit, and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately.

                                     PROXY

                             WILLIAMS-SONOMA, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned shareholder of Williams-Sonoma, Inc. (the "Company") hereby appoints W. Howard Lester and Patrick J. Connolly, and each of them, with full power of substitution to each, true and lawful attorneys, agents and proxyholders of the undersigned, and hereby authorizes them to represent and vote, as specified herein, all shares of Common Stock of the Company Stock of the Company held of record by the undersigned on March 27, 2001 at the 2001 Annual Meeting of Shareholders of the Company, to be held on Wednesday, May 23, 2001 at 10:00 a.m. (Pacific Daylight Time) at 3250 Van Ness Avenue, San Francisco, California 94109, and any adjournments or postponements thereof.

THIS PROXY WHEN PROPERLY SIGNED WILL BE VOTED IN THE MANNER DIRECTED ON THIS PROXY BY THE UNDERSIGNED. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4.

                    (PLEASE DATE AND SIGN ON REVERSE SIDE.)

                                                                     -----------
                                                                     SEE REVERSE
                                                                         SIDE
                                                                     -----------

                             *FOLD AND DETACH HERE*

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
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"                                                            Please mark     [ X ]
ITEMS 1, 2, 3 AND 4.                                                                                      your vote as
                                                                                                          indicated in
                                                                                                          this example.

1.  ELECTION OF DIRECTORS                         2. Proposal to approve the Williams-Sonoma, Inc.        FOR   AGAINST   ABSTAIN
                                                     2001 Stock Option Plan.                              [  ]   [  ]      [  ]
    FOR the election as     WITHHOLD
    directors of all        AUTHORITY             3. Proposal to approve the Williams-Sonoma, Inc.        FOR   AGAINST   ABSTAIN
    nominees listed         to vote for              2001 Incentive Bonus Plan.                           [  ]   [  ]      [  ]
    (except as marked       all nominees
    to the contrary).       listed.               4. Proposal to ratify the selection of Deloitte &       FOR   AGAINST   ABSTAIN
                                                     touche LLP as independent auditors for the           [  ]   [  ]      [  ]
(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE          2001 fiscal year.
FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE
THROUGH THAT NOMINEE'S NAME IN THE LIST
BELOW):                                           5. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, THE
                                                     PROXYHOLDERS ARE AUTHORIZED TO VOTE IN THEIR DISCRETION FOR THE ELECTION OF
Charles E. Williams     Edward A. Mueller            THE NAMED DIRECTORS, FOR PROPOSAL 2, FOR PROPOSAL 3, AND FOR PROPOSAL 4.
W. Howard Lasler        Michael R. Lunch             THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXYHOLDERS TO VOTE
James A. McMahan        Heather M. Reisman           AS TO ANY OTHER MATTER THAT IS PROPERLY BROUGHT BEFORE THE ANNUAL MEETING
Dale W. Hilpert         John E. Martin               THAT THE BOARD OF DIRECTORS DID NOT HAVE NOTICE OF PRIOR TO THE DATE SPECIFIED
Patrick J. Connolly     Richard T. Robertson         IN THE PROXY STATEMENT.
Adrian D.P. Bellamy
                                                                      NOTE: When stock has been issued in the name of two or more persons, all should sign. When signing as attorney,
                                                                      administrator, trustee or guardian, give full title as such.
                                                                      A corporation should have the name signed by its president or other authorized officer, with the office held
                                                                      designated. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, the Proxy
                                                                      Statement and the Annual Report for the 2000 Fiscal Year
                                                                      furnished herewith.

                                                                      -----------------------------------------------------------
                                                                                     Please Print Name(s)


Signature(s)_____________________________________________________________________________  Date __________________________, 2001
Please sign exactly as your name or names appear on this proxy and return it promptly in the enclosed envelope.

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